UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.___)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Bit Digital, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules l4a-6(i)(1) and 0-11.

Bit Digital, Inc.

31 Hudson Yards, 11th Floor

New York, NY 10001

June [●], 2026

Dear Bit Digital Shareholders:

You are cordially invited to attend the 2026Annual Meeting of Stockholders (the “Annual Meeting”) of Bit Digital, Inc. (the “Company”) which will be held on July 29, 2026 at 9:00 A.M. (Eastern Time) at the Company’s corporate headquarters, 31 Hudson Yards, Floor 11, New York, New York 10001 and virtually via live webcast available at the http://www.transhare.com You will be able to attend the meeting, vote and submit your questions at such meeting.

Details regarding the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of 2026 Annual Meeting of Shareholders and Proxy Statement.

Cordially,

/s/ Sam Tabar
Sam Tabar
Chief Executive Officer

YOUR VOTE IS IMPORTANT

In order to ensure your representation at the Annual Meeting, whether or not you plan to attend the meeting, please vote your shares as promptly as possible over the internet by following the instructions on your proxy card. Your participation will help to ensure the presence of a quorum at the Annual Meeting and save the Company the extra expense associated with additional solicitation. If you hold your shares through a broker, bank or other nominee, your broker, bank or other nominee is not permitted to vote on your behalf in the election of directors (Proposal 1), the approval of an amendment to the Company’s Amended and Restated Articles of Association to change the votes capable of being cast at shareholder meetings to constitute a quorum (Proposal 2), the approval of the Company’s 2026 omnibus equity incentive plan (Proposal 3); or the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 4) unless you provide specific instructions to your broker, bank or other nominee by completing and returning any voting instruction form that your broker, bank or other nominee provides or following instructions that allow you to vote your broker-held shares via the internet. Voting your shares in advance will not prevent you from attending the Annual Meeting, revoking your earlier submitted proxy or voting your shares during the Annual Meeting.

Bit Digital, Inc.

31 Hudson Yards, Floor 11

New York, New York, 10001

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

DATED MAY 27, 2026

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on July 29, 2026

To the Stockholders of Bit Digital, Inc.:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Bit Digital, Inc. (the “Company”) will be held on July 29, 2026, at 9:00 A.M. (Eastern Time) at the Company’s U.S. headquarters at 31 Hudson Yards, Floor 11, New York, New York 10001 and virtually via live webcast available at the link below. You will be able to attend, vote your ordinary shares of par value US$0.01 each (“Ordinary Shares”) and preference shares of US$0.01 each in the capital of the Company (“Preference Shares” and, together with the Ordinary Shares, “Shares” or “shares”), and submit questions during the General Meeting in person and via a live webcast available at http://www.transhare.com for the purpose of considering and, if thought fit, passing, the following resolutions:

1.	Separate ordinary resolutions to re-elect each of our five directors to serve until the next Annual General Meeting of Shareholders or until their respective successors have been duly elected and qualified (Proposal 1);

2.	A special resolution to adopt amended and restated articles of association that reflect changes to the quorum threshold for general meetings (Proposal 2);

3.	An ordinary resolution to approve the Company’s 2026 omnibus equity incentive plan (Proposal 3);

4.	An ordinary resolution ratify the appointment of the Company’s independent registered public accounting firm (Proposal 4); and

5.	To transact such other business as may properly come before the Annual Meeting (including any adjournments or postponements thereof).

The close of business on April 30, 2026 has been fixed as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the General Meeting. The register of members of the Company will not be closed. The date on which this Proxy Statement and the accompanying form of proxy card will first be mailed or given to the Company’s shareholders is on or about on June [●], 2026.

If your Shares are registered in the name of your broker, bank or other nominee, you are a “beneficial owner” of the Shares. Beneficial owners of Shares who wish to attend the General Meeting must obtain a valid legal proxy by contacting your account representative at the bank, broker, or other nominee that holds your Shares and then register in advance to attend the General Meeting. After obtaining a valid legal proxy from your bank, broker or other nominee, to then register to attend the General Meeting, you must submit a copy of your legal proxy reflecting the number of your Shares along with your name and e-mail address to Andrew Collins at Transhare Corporation, our transfer agent and registrar. Request for registration should be directed to proxy@transhare.com, or to facsimile number 1-727-269-5616. Written requests can be mailed to: Transhare Corporation, Bayside Center 1, 17755 U.S. Highway 19N, Suite 140, Clearwater, Florida 33764, Attn: Proxy Team. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. (Eastern Time) on July 28, 2026.

Your Board of Directors believes that the election of the nominees specified in the accompanying Proxy Statement as directors at the Annual Meeting is in the best interest of the Company and its stockholders and accordingly, unanimously recommends a vote “FOR” such nominees. The Board of Directors also recommends that you vote, “FOR” the adoption of amended and restated articles of association, “FOR” the approval of the Company’s 2026 omnibus equity incentive plan and “FOR” the ratification of the appointment of the Company’s independent registered public accounting firm

By Order of the Board of Directors,

June [●], 2026	/s/ Sam Tabar
Sam Tabar
Chief Executive Officer

Proxies

Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the Annual Meeting. If you do attend the Annual Meeting and are a record holder of Shares of our Company, you may vote by ballot at the Annual Meeting, and your proxy will be deemed to be revoked. If you hold your Shares in street name and wish to vote your Shares at the Annual Meeting, you should contact your broker about getting a proxy appointing you to vote your Shares.

If you intend to vote by proxy, your proxy card must be returned no later than the time of the Annual Meeting (or any adjourned Annual Meeting).

A blank proxy form is attached. Please consider carefully the conditions attaching to appointment of a proxy. You may submit your proxy instructions by any of the following options:

BY INTERNET

Use the Internet to transmit your voting instructions at www.transhare.com. Click Vote Your Proxy and then click on the Company’s name and enter your control number.

BY EMAIL

Mark, sign and date your proxy card and return it via email to Proxy@Transhare.com. Include your control ID in your email.

BY FAX

Mark, sign and date your proxy card and return it via fax to 1-727-269-5616.

BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to:

Proxy Team

Transhare Corporation

Bayside Center 1

17755 U.S. Highway 19N

Suite 140

Clearwater, Florida 33764

- i -

BIT DIGITAL, INC.

31 Hudson Yards, Floor 11

New York, NY 10001

(212) 463-5121

PROXY STATEMENT

ANNUAL GENERAL MEETING OF SHAREHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Bit Digital, Inc. (the “Company,” “BTBT,” “we,” “us,” or “our”) for the 2026 Annual General Meeting of Shareholders (the “Annual Meeting”) to be held at the Company’s principal executive office, at 31 Hudson Yards, Floor 11, New York, NY 10001 and virtually via live webcast available at the link below on July 29, 2026 at 9:00 a.m. and for any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Company will bear the costs of this solicitation.

If your proxy is properly executed and returned prior to the Annual Meeting, the ordinary shares of par value US$0.01 of our Company (the “Ordinary Shares”) and preference shares of par value US$0.01 of our Company (the “Preference Shares”, and, together with the Ordinary Shares, the “Shares”) represented thereby will be voted in accordance with the directions thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy card on which no instruction is specified and the Chairman is appointed as proxy will be voted in favor of the proposals. Any shareholder appointing such a proxy has the power to revoke it at any time before it is voted. If you are a holder of record, written notice of such revocation should be forwarded to TranShare Corporation. If you hold your Shares in street name, you should contact your broker about revoking your proxy.

The Company will bear the cost of preparing, printing, assembling and mailing the proxy card, Proxy Statement and other material which may be sent to shareholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone or telegraph. We may reimburse brokers or other persons holding Shares in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies.

VOTING SECURITIES

Only holders of our Ordinary Shares and Preference Shares of record at the close of business on April 30, 2026 (the “Record Date”) are entitled to vote at the Annual Meeting. On the Record Date, the Company had 348,926,820 Ordinary Shares outstanding and entitled to vote at the Annual Meeting, and 1,000,000 Preference Shares issued and outstanding. For the purposes of voting at the Annual Meeting, shareholders will be entitled to one vote for each Ordinary Share and fifty (50) votes for each Preference Share they hold on the Record Date. No business may be transacted at any meeting of shareholders unless a quorum is present at the commencement of business. The presence of one or more shareholders holding in the aggregate not less than one-third of the total issued share capital of the Company present in person or by proxy and entitled to vote shall constitute a quorum.

An ordinary resolution to be passed at an Annual Meeting by the shareholders requires the affirmative vote of a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote at an Annual Meeting (an “Ordinary Resolution”), while a special resolution requires the affirmative vote of a majority of at least two-thirds of the votes cast by, or on behalf of, the shareholders entitled to vote at an Annual Meeting (an “Special Resolution”). Separate ordinary resolutions will be required to approve the re-election of each of our directors set out in Proposal No. 1. An ordinary resolution will also be required to ratify the appointment of the Company’s independent registered public accounting firm set out in Proposal No. 3 and to approve the Company’s 2026 Omnibus Equity Incentive Plan set out in Proposal No. 4. A special resolution will be required for Proposal No. 2 to adopt amended and restated articles of association in the form set out in Exhibit A in substitution for and to the exclusion of the Company’s existing articles of association.

Shareholders will be asked to vote on the proposals by way of poll. Shareholders are entitled to cast one vote for each Ordinary Share they held on the Record Date and fifty (50) votes for each Preference Share they held on the Record Date.

Only Shares that are voted are taken into account in determining the proportion of votes cast for each proposal. Except for determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for any purpose in determining whether a matter has been approved for purposes of determining the presence of a quorum.

The Annual Meeting will be adjourned if a quorum is not present at the Annual Meeting. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be counted as present. A broker non-vote occurs when a broker or nominee holding Ordinary Shares for a beneficial owner signs and returns a proxy but does not vote on a particular proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner. If a quorum is not present, the Annual Meeting shall stand adjourned to the same time and place seven days hence (unless the Annual Meeting was requisitioned by the shareholders, in which case such meeting shall be cancelled if a quorum is not present). If a quorum is present, the Annual Meeting may be adjourned by the chairman of the meeting by the consent of the meeting. Should a meeting be adjourned for more than ten days, whether because of a lack of quorum or otherwise, shareholders shall be given notice of the adjourned meeting as in the case of an original meeting. Otherwise, there shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting. An adjournment will have no effect on the business to be conducted at the Annual Meeting.

Our Memorandum and Articles of Association do not contain any provisions that allow cumulative voting for elections of directors.

The Company is soliciting your vote through the use of the mail and will bear the cost of this solicitation. The Company may employ third party solicitors, however, our directors, officers, employees, and consultants will also solicit proxies by mail, telephone, personal contact, or through online methods; to the extent they do so, the Company will reimburse their expenses for doing this. The Company will also reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of the Company’s Shares. Other proxy solicitation expenses include those for preparation, mailing, returning, and tabulating the proxies.

The Board is not proposing any action for which the applicable rules and laws provide a right of a shareholder to obtain appraisal of or payment for such shareholder’s Shares.

Copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Form 10-K”) as filed with the Securities and Exchange Commission are being sent to all shareholders along with this proxy statement. Additional copies will be furnished without charge to shareholders upon written request. Exhibits to the Annual Report will be provided upon written request. All written requests should be directed to the Company at its main office at 31 Hudson Yards, Floor 11, New York, NY 10001. The Company is subject to certain disclosure requirements of the Securities Exchange Act of 1934, as amended. The SEC maintains a website that contains various filings and reports regarding companies that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our Ordinary Shares are listed on the Nasdaq Capital Market. Accordingly, our reports, statements and other information may be inspected at the offices of Nasdaq, One Liberty Plaza, 165 Broadway, New York, New York 10006.

VOTING PROCEDURES

If you are a shareholder of record, you may vote in person at the Annual Meeting.

We will give you a ballot sheet when you arrive. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy using the enclosed proxy card. To vote by proxy using the enclosed proxy card, complete, sign and date your proxy card and return it promptly in the envelope provided. If you intend to vote by proxy, your vote must be received by 5:30 p.m., local time on July 28, 2026 to be counted. Proxy cards may be returned by email, mail or fax as set forth above under “Proxies”.

If your Shares are registered in your name, you are a shareholder of record with respect to those Shares. On the other hand, if your Shares are registered in the name of your broker or bank, your Shares are held in street name and you are considered the “beneficial owner” of the Shares. As the beneficial owner of those Shares, you have the right to direct your broker or bank how to vote your Shares, and you will receive separate instructions from your broker or bank describing how to vote your Shares.

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date.

2.	You may notify us in writing (or if the shareholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting that you are revoking your proxy.

3.	You may vote in person at the Annual Meeting.

If you intend to submit your vote by proxy, your proxy card must be returned no later than the time of the Meeting (or any adjourned Meeting).

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding beneficial ownership of our Ordinary Shares by each person who is known by us to beneficially own more than 5% of our Ordinary Shares. The table also identifies the share ownership of each of our directors, each of our named executive officers, and all directors and officers as a group. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the Ordinary Shares indicated. Our principal shareholders do not have different voting rights than any other holder of our Ordinary Shares.

We have determined beneficial ownership in accordance with the rules of the SEC. Under such rules, beneficial ownership includes any Ordinary Shares over which the individual has sole or shared voting power or investment power as well as any Ordinary Shares that the individual has the right to subscribe for within 60 days of June [●] 2026 through the exercise of any warrants or other rights. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power or the power to receive the economic benefit with respect to all Ordinary Shares that they beneficially own, subject to applicable community property laws. None of the stockholders listed in the table are a broker-dealer or an affiliate of a broker-dealer. Percentage ownership of our Ordinary Shares in the following table is based on 348,926,820 Ordinary Shares issued and outstanding and 1,000,000 Preference Shares on April 30, 2026.

Name of Beneficial Owners(1)	Number of Ordinary Shares		Percentage of Class(2)	Number of Preference Shares	Percentage of Class	Voting Power
Directors and Officers:
Erke Huang	2,130,000	(3)	*	300,000	30.0%	4.6%

Zhaohui Deng	700,000	(3)	*	700,000	70.0%	9.1%

Sam Tabar	3,343,089		1.0%			1.0%

Justin Zhu	102,375		*			*

Ichi Shih	30,000		*			*

Brock Pierce	580,000	(4)	*			*

Amanda Cassatt	84,388	(5)	*			*

All directors and officers as a group (seven individuals)	6,969,852		2.0%	1,000,000	100.0%	14.0%

5% shareholders:
BlackRock, Inc.(6)	25,041,108		7.2%			6.2%
50 Hudson Yards New York, New York 10001

Geney Development Limited(3)	1,000,000			1,000,000	100.0%	13.3%

*	Less than 1% of issued and outstanding shares.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Bit Digital, Inc., 31 Hudson Yards, Floor 11, New York, New York 10001.

(2)	Applicable percentage of voting securities prior to the date of this report is based on 348,926,820 Ordinary Shares outstanding and 1,000,000 Preference Shares, each with fifty (50) votes, or an aggregate of 398,926,820 voting securities as of April 30, 2026, together with securities exercisable or convertible into Ordinary Shares within sixty (60) days as of such date for each shareholder.

(3)	Erke Huang (through Even Green Holdings Limited) and Zhaohui Deng are the beneficial owners of 300,000 and 700,000 Ordinary Shares, respectively, issuable upon the conversion of 1,000,000 Preference Shares owned by Geney Development Limited (“GDL”), a BVI entity, located at 4th Floor Waters Edge Building, Meridian Plaza, Road Town, Tortola VG1110, British Virgin Islands. The Company’s Amended and Restated Articles of Association (the “AOA”), filed in the Cayman Islands on or about April 30, 2021, provides that (i) all Preference Shares are convertible into Ordinary Shares on a one-for-one basis and (ii) for all Company matters requiring the vote of Members by a poll or by proxy, each Preference Share shall carry the equivalent number of votes as 50 Ordinary Shares, or an aggregate of 50,000,000 votes, which are equal to approximately 14.3% of the 348,926,820 issued and outstanding shares as of April 30, 2026 or approximately 12.5% of the Voting Securities, including the Preference Shares.

(4)	Represents 500,000 Ordinary Shares held by Mr. Pierce and 80,000 Ordinary Shares issued under RSUs granted and vested pursuant to the Director Agreement with Percival Services, LLC under which Mr. Pierce is serving on the Company’s Board of Directors.

(5)	These shares are issuable upon vesting of these RSUs issued on December 9, 2025 to Mango Sticky Rice, Limited, a Hong Kong entity of which Amanda Cassatt is a principal. The RSUs were awarded under the Bit Digital 2025 Omnibus Equity Incentive Plan and shall vest fifty (50%) percent upon the date of grant; 25% three months thereafter and 25% six months following the date of grant.

(6)	As disclosed in Schedule 13G filed by BlackRock Inc. on October 17, 2025, various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the ordinary shares of Bit Digital, Inc. No one person’s interest in the common stock of Bit Digital, Inc. is more than five percent of the total outstanding ordinary shares.

PROPOSAL 1

RE-ELECTION OF DIRECTORS

The Nominating and Corporate Governance Committee of the Board has recommended that the Board nominate, and the Board has nominated Zhaohui Deng, Erke Huang, Ichi Shih, Amanda Cassatt and Brock Pierce each to be re-elected as directors of the Company serve until the next Annual Meeting of Shareholders or until each successor is duly elected and qualified.

If you appoint the chairman of the meeting as your proxy, it is the intention of the chairman to vote for the election, as directors, of each of the persons named below, unless you appoint a proxy of your choosing, or your proxy card contains contrary instructions. The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as director. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the chairman of the meeting has advised that they will vote for the election of such person or persons as shall be designated by the directors, unless the proxy card contains contrary instructions.

Name	Age	Position
Zhaohui Deng (1)(2)(3)	57	Independent Director
Erke Huang	36	Chief Financial Officer and Director
Ichi Shih (1)(2)(3)	54	Independent Director
Amanda Cassatt	33	Director
Brock Pierce (1)(2)(3)	43	Independent Director

(1)	Member of the Compensation Committee with Zhaohui Deng as Chairman.

(2)	Member of the Nominating and Corporate Governance Committee with Ichi Shih as Chairman.

(3)	Member of the Audit Committee with Ichi Shih as Chairwoman and Audit Committee Financial Expert.

The following pages set forth the names of director nominees, their respective principal occupations, positions with the Company, and brief employment history of the past five years, including the names of other publicly held companies of which each serves or has served as a director during the past five years:

Zhaohui Deng

Mr. Deng was elected to serve as a director of the Company at the September, 2020 Annual General Meeting and was elected Chairman of the Board on January 19, 2021 and served in that capacity until December 9, 2025, after which date he transitioned into the role of an independent director. From 1995 to 2010, he worked as the board secretary and Vice President of Hunan Jinguo Industrial Co., Ltd. From 2011 until now, he has been working as a private investor and serves as private counsel for several listed companies in the PRC. He holds a bachelor’s degree in accounting from Hengyang Industrial College, China.

Erke Huang

Mr. Huang has served as Chief Financial Officer and as a Director of the Company since October 18, 2019, and as Interim Chief Executive Officer from February 2, 2021 until March 31, 2021. Prior thereto, Mr. Huang served as the Co-Founder and Advisor of Long Soar Technology Limited from August 2019 to October 2020 and as the Founder/CEO of Bitotem Investment Management Limited from May 2018. From June 2016 to May 2018, Mr. Huang served as the Investment Manager of Guojin Capital. From August 2015 to May 2016, Mr. Huang served as an Analyst for Zhengshi Capital. Mr. Huang served as a Program Officer of Southwest Jiaotong University from February 2015 to August 2015. From March 2013 to November 2014, Mr. Huang served as the Engineering Analyst Team Leader of Crowncastle International. Mr. Huang received his bachelor’s degree in Environmental Engineering from Southwest Jiaotong University in 2011, and received his master’s degree in Civil & Environmental Engineering from Carnegie Mellon University in 2012.

Ichi Shih

Ms. Ichi Shih was elected to serve as a director of the Company at the September, 2020 Annual General Meeting. She has also served as an independent director of WhiteFiber since October 10, 2024. She has extensive experience building and advising corporations through internal financial management, M&A transactions, and capital market transactions across several global regions. From 1995 to 1998, Ms. Ichi Shih worked as an Equity Lending Assistant of Societe Générale in New York. From 1998 to 2000, She worked as Financial Analyst of Goldman Sachs & Co. in New York. From 2003 to 2007, she worked as Senior Associate of Westminster Securities in New York. From 2007 to 2009, she worked as Vice President of Brean Murray in New York. From 2009 to 2011, she worked as CFO of China Valves Technologies in both Hongkong and U.S. From 2012 to 2014, she worked as Senior Vice President of Glory Sky Group in Hong Kong. In 2015, she worked as Listing Advisor of Nasdaq Dubai in Dubai and Shanghai. From 2016 to 2017, she worked as CFO of Cubetech Global Asset in Beijing. From 2017 to 2018, she worked as CFO of ProMed Clinical Research Organization Inc. in Beijing. From 2018 until now, she has worked as a Partner of Cathay Securities Inc. in Beijing and New York. Ms. Ichi Shih received her Bachelor’s degree in Accounting and International Business from Stern School of Business at New York University in 1995 and Master’s degree in International Finance and Business from School of International and Public Affairs at Columbia University in 2002. Ms. Ichi Shih holds a CPA Certificate from American Institute of Certified Public Accountants.

Amanda Cassatt

On December 9, 2025, Ms. Amanda Cassatt was elected to the Board for a one-year term, commencing January 1, 2026. Ms. Cassatt is a leader in crypto and decentralizing technology. She is Co-Founder and Chief Executive Officer, since July 2019, of Serotonin Inc,. a services company for institutions and startups in the blockchain and crypto industry. Serotonin provides consulting services to the Company, including narrative and thesis development for Ethereum; social media strategy and execution and public relations strategy and execution. Prior thereto, Ms. Cassatt was Chief Marketing Officer of ConsenSys from August 2016 until July 2019. There, she built and led marketing and design functions, introducing Ethereum and decentralized technology to the world. From 2014 until 2015, Ms. Cassett was Co-Founder and Editorial Director at Slant, New York. Prior to Slant, Ms. Cassatt was employed by the Huffington Post where she served as Special Projects Editor. Ms. Cassatt has a BA in English from Columba University.

Brock Pierce

Mr. Brock Pierce has been serving as a director of the Company since October 31, 2021. He is an entrepreneur, artist, venture capitalist, and philanthropist with an extensive track record of founding, advising and investing in disruptive business. He is credited with pioneering the market for digital assets and has raised more than $5B for companies he has founded. Pierce is Chairman of Bitcoin Foundation and the co-founder of EOS Alliance, Block.One, Blockchain Capital, Tether, and Mastercoin. Pierce is a director of SRAX, Inc. (OTC: SRAX). He has been involved in bitcoin mining since its genesis days, acquiring a significant portion of the first batch of Avalons and ran KNC’s China operation, one of the world’s first large scale mining operations. He was also a seed investor in BitFury through Blockchain Capital. He also established the largest Bitcoin mining operation in Washington State in the industry’s early days. Pierce has lectured at some of the nation’s most prestigious institutions, the Milken Institute Global Conference, International World Congress, and has been featured by the New York Times, Wall Street Journal and Fortune. Pierce was on the first-ever Forbes List for the “Richest People in Cryptocurrency” and was an Independent Party candidate for President of the United States in 2020.

EXECUTIVE OFFICERS

All officers serve at the direction of our Board of Directors. The Board appoints our officers.

Our executive officers are Samir Tabar, our Chief Executive Officer, Erke Huang, our Chief Financial Officer and Justin Zhu, our Senior Vice President of Finance. See background of Erke Huang on page 6 of this proxy statement. The background of Samir Tabar, our Chief Executive Officer and Justin Zhu, our Senior Vice President of Finance, who do not serve on our Board of Directors, is as follows:

Samir Tabar

Mr. Tabar served as Chief Strategy Officer from March 31, 2021 to March 31, 2023 when he was appointed Chief Executive Officer of the Company. Mr. Tabar has also served as Chief Executive Officer of WhiteFiber since February 2025. Mr. Tabar was an independent contractor for Centerboard Securities LLC, as a FINRA registered representative, from January 2020 until his resignation on March 31, 2023. Prior thereto, Mr. Tabar served as the Co-Founder and Chief Strategy Officer of Fluidity from April 2017 to June 2020. Prior to this, he served as a Partner to FullCycle Fund from December 2015 to April 2017. Prior to this, he served as Director and Head of Capital Strategy (Asia Pacific Region) for Bank of America Merrill Lynch from February 2010 to April 2011. Prior to this, he was Co-Head of Marketing at Sparx Group from January 2004 to 2010. Prior to this, he was an associate at Skadden, Arps, Meagher, Flom LLP & Affiliates from September 2001 to January 2004. Mr. Tabar received his Bachelor of Arts from Oxford University in 2000 and received his Master of Law (LL.M.) from Columbia University School of Law in 2001. He was associate editor of the Columbia Law Business Law Journal in 2000, and is a current member of the New York State Bar Association.

Justin Zhu

Mr. Zhu has served as Senior Vice President of Finance of the Company since July 2021, and, effective as of July 2025, he was also appointed as Principal Financial Officer and Chief Accounting Officer of Bit Digital. Mr. Zhu resigned solely as Principal Financial Officer on May 13, 2026. He has been instrumental in building the finance and accounting functions to support the Company’s growth, successfully establishing an experienced team, and implementing crucial processes, reporting tools, and internal controls. Notably, he enhanced internal controls and introduced a cloud-based ERP system to streamline operations internationally. Currently, he supervises all financial operations, including SEC reporting, technical accounting, and SOX compliance. He regularly engages with the audit committee, providing updates on financial reporting and internal control matters. Prior to Bit Digital, he was a Senior Manager at Ernst & Young US LLP (2015-2021) and started his career at PricewaterhouseCoopers, LLP (2012-2015), focusing on public company audits. Mr. Zhu holds a Bachelor of Business (Honors) in Accountancy and a Master of Science in Accounting from Baruch College. He is a Certified Public Accountant (CPA).

THE BOARD AND BOARD COMMITTEES

During the 2025 fiscal year, the Board met via teleconference for a total of nine times. All of the directors of the Board at the time attended at least 75% of the eight meetings of the Board of Directors. Each director nominated above is expected to participate, either in person or via teleconference, in meetings of our Board and meetings of committees of our Board in which each director is a member, and to spend the time necessary to properly discharge such director’s respective duties and responsibilities. We do not have a written policy with regard to directors’ attendance at annual meetings of shareholders; however, all directors are encouraged to attend the annual meeting.

Composition of Board; Risk Oversight

Our Board of Directors presently consists of five directors. Pursuant to our memorandum and articles of association, our officers will be elected by and serve at the discretion of the Board. Our directors may be appointed by Ordinary Resolution or by the directors. A director will be removed from office automatically if, among other things, the director becomes bankrupt or makes any arrangement or composition with his creditors, or becomes physically or is found to be or becomes of unsound mind. There are no family relationships between any of our executive officers and directors. Officers are elected by, and serve at the discretion of, the Board. Our Board holds meetings on at least a quarterly basis. There are no other arrangements or understandings pursuant to which our directors are selected or nominated.

There is no formal requirement under the Company’s Amended and Restated Memorandum and Articles of Association mandating that we hold an annual meeting of our shareholders.

Under the Nasdaq rules we are required to maintain a board of directors comprised of at least a majority of independent directors, and an audit committee of at least three members, comprised solely of independent directors who also meet the requirements of Rule 10A-3 under the Securities Exchange Act of 1934. Further, there are no share ownership qualifications for directors unless so fixed by us in a general meeting. Our Board plays a significant role in our risk oversight and makes all relevant Company decisions.

Director Independence

Our Board has reviewed the independence of our directors, applying the Nasdaq independence standards. Based on this review, the Board determined that each Zhaohui Deng, Ichi Shih and Brock Pierce are “independent” within the meaning of the Nasdaq rules. In making this determination, our Board considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our board deemed relevant in determining their independence.

Duties of Directors

As a matter of Cayman Islands law, a director owes three types of duties to the company: (i) statutory duties, (ii) fiduciary duties, and (iii) common law duties. The Cayman Companies Act imposes a number of statutory duties on a director. A Cayman Islands director’s fiduciary duties are not codified, however the courts of the Cayman Islands have held that a director owes the following fiduciary duties (a) a duty to act in what the director bona fide considers to be in the best interests of the company, (b) a duty to exercise their powers for the purposes they were conferred, (c) a duty to avoid fettering his or her discretion in the future and (d) a duty to avoid conflicts of interest and of duty. The common law duties owed by a director are those to act with skill, care and diligence that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to the company and, also, to act with the skill, care and diligence in keeping with a standard of care commensurate with any particular skill they have which enables them to meet a higher standard than a director without those skills. In fulfilling their duty of care to us, our directors must ensure compliance with our amended articles of association, as amended and restated from time to time. We have the right to seek damages where certain duties owed by any of our directors are breached.

Terms of Directors and Officers

Our directors currently hold office until the next general meeting called for the election of directors and until their successor is duly elected or such time as they die, resign or are removed from office by a shareholders’ ordinary resolution or the unanimous written resolution of all shareholders. A director will be removed from office automatically if, among other things, the director becomes bankrupt or makes any arrangement or composition with his creditors generally or is found to be or becomes of unsound mind.

Board Committees

Currently, three committees have been established under the board: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each of the committees of the Board has the composition and responsibilities described below.

The Audit Committee is responsible for overseeing the accounting and financial reporting processes of our company and audits of the financial statements of our company, including the appointment, compensation and oversight of the work of our independent auditors. The Compensation Committee reviews and makes recommendations to the board regarding our compensation policies for our officers and all forms of compensation, and also administers our incentive compensation plans and equity-based plans (but our board retains the authority to interpret those plans). The Nominating Committee is responsible for the assessment of the performance of the board, considering and making recommendations to the board with respect to the nominations or elections of directors and other governance issues. The Nominating Committee considers diversity of opinion and experience when nominating directors.

Audit Committee

The Audit Committee is responsible for, among other matters:

●	appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;

●	discussing with our independent registered public accounting firm the independence of its members from its management;

●	reviewing with our independent registered public accounting firm the scope and results of their audit;

●	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

●	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;

●	reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls, and compliance with legal and regulatory requirements;

●	coordinating the oversight by our board of directors of our code of business conduct and our disclosure controls and procedures

●	establishing procedures for the confidential and/or anonymous submission of concerns regarding accounting, internal controls or auditing matters; and

●	reviewing and approving related-party transactions.

Our Audit Committee is comprised of Ms. Ichi Shih, serving as Chair of the Audit Committee and includes, as members, Brock Pierce, and Zhaohui Deng. Our board has affirmatively determined that each of the members of the Audit Committee meets the definition of “independent director” for purposes of serving on an Audit Committee under Rule 10A-3 of the Exchange Act and Nasdaq rules. In addition, our board has determined that Ms. Ichi Shih qualifies as an “audit committee financial expert” as such term is currently defined in Item 407(d)(5) of Regulation S-K and meets the financial sophistication requirements of the NYSE American rules.

Report of the Audit Committee

The Company’s management is responsible for preparing the Company’s financial statements, implementing and maintaining systems of internal control, and the independent auditors are responsible for auditing those financial statements and expressing its opinion as to whether the financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles in the United States of America. The Audit Committee is responsible for overseeing the conduct of these activities by the Company’s management and the independent auditors. In fulfilling its responsibilities, the Board appointed Audit Alliance, LLP, an independent registered public accounting firm, as the Company’s independent auditors for the 2025 fiscal year. During the 2025 fiscal year, the Audit Committee reviewed and discussed with the independent auditors the overall scope and specific plans for their audit.

In connection with the Company’s 2025 Form 10-K, the Audit Committee reviewed and discussed with the independent auditors and with management the Company’s audited consolidated financial statements and the adequacy of its internal control over financial reporting. The Audit Committee met with the independent auditors, without management present, to discuss the results of the independent auditors’ audit and the overall quality of the Company’s financial reporting. The meeting was also designed to facilitate any desired private communication between the Audit Committee and the independent auditors.

The Audit Committee discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Audit Committee received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent auditors the independent auditors’ independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s 2025 Form 10-K, as filed with the Securities and Exchange Commission.

Submitted by the Audit Committee.

/s/ Ichi Shih	March 27, 2026

Compensation Committee

The Compensation Committee is responsible for, among other matters:

●	reviewing and approving, or recommending to the board of directors to approve the compensation of our CEO and other executive officers and directors;

●	reviewing key employee compensation goals, policies, plans and programs;

●	administering incentive and equity-based compensation;

●	reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and

●	appointing and overseeing any compensation consultants or advisors.

Our Compensation Committee is comprised of Zhaohui Deng, Ichi Shih and Brock Pierce, with Mr. Deng serving as chair of the Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating Committee is responsible for, among other matters:

●	selecting or recommending for selection candidates for directorships;

●	evaluating the independence of directors and director nominees;

●	reviewing and making recommendations regarding the structure and composition of our board and the board committees;

●	developing and recommending to the board corporate governance principles and practices;

●	reviewing and monitoring the Company’s Code of Business Conduct and Ethics; and

●	overseeing the evaluation of the Company’s management.

Our Nominating Committee is comprised of Zhaohui Deng, Ichi Shih and Brock Pierce, with Ichi Shih serving as chair of the Nominating Committee.

The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders. Shareholders who wish to recommend to the Nominating and Corporate Governance Committee a candidate for election to the Board should send their letters to Erke Huang, erkeh@bit-digital.com. The corporate secretary will promptly forward all such letters to the members of the Nominating Committee.

Board Member Attendance at Annual Meetings

Our Board members are generally expected to attend our Annual Meetings in person or by telephone unless personal circumstances make the Board member’s attendance impracticable or inappropriate.

Shareholder Communications with Directors

We have no formal written policy regarding communication with the members of the Board. Persons wishing to write to the Board or to a specified director or committee of the Board should send correspondence to the Secretary at our main office. Electronic submissions of shareholder correspondence will not be accepted. The Secretary will forward to the directors all communications that, in his judgment, are appropriate for consideration by the directors. Any correspondence received that is addressed generically to the Board will be forwarded to the Chairman of the Board, with a copy will be sent to the Chairman of the Audit Committee.

Interested Transactions

Our articles of association provide that no person shall be disqualified from the office of director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any director shall be in any way interested be or be liable to be avoided, nor shall any director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or transaction by reason of such Director holding office or of the fiduciary relation thereby established. A director shall be at liberty to vote in respect of any contract or transaction in which he is so interested as aforesaid provided however that the nature of the interest of any director in any such contract or transaction shall be disclosed by him at or prior to its consideration and any vote thereon.

Remuneration and Borrowing

The directors may receive such remuneration as shall be determined from time to time by the Company in general meeting from time to time. The directors shall also be entitled to be paid their travelling, hotel and other expenses properly incurred by them in going to, attending and returning from meetings of the directors, or any committee of the directors, or general meetings of the Company, or otherwise in connection with the business of the Company, or to receive a fixed allowance in respect thereof as may be determined by the directors from time to time, or a combination partly of one such method and partly the other.. The compensation committee will assist the directors in reviewing and approving the compensation structure for the directors. Our board of directors may exercise all the powers of the company to borrow money and to mortgage or charge our undertakings and property or any part thereof, to issue debentures, debenture stock and other securities whenever money is borrowed or as security for any debt, liability or obligation of the company or of any third party.

Qualification

A director is not required to hold Ordinary Shares as a qualification to office.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the cash and non-cash compensation for awarded to or earned by (i) each individual serving as our principal executive officer and principal financial officer during the fiscal years ended December 31, 2025 and 2024, and (ii) the three (3) most highly compensated individuals; and who received in excess of $100,000 in the form of salary and bonus during such fiscal year (collectively, the “named executive officers”).

Name and Principal position	Year	Salary(6)	Cash Bonus	Stock Award	Stock Based Compensation(6)		Non-Equity Incentive Plan Comp	Paid Deferred Compensation Earnings	All Other Compensation		Total
Sam Tabar, PEO(1)	2024	$500,000	$1,100,000	945,000	$3,222,650	(5)	-	-	-		$4,822,650
	2025	$500,000	$700,000	1,085,000	$2,865,900	(5)	-	-	-		$4,065,900
Erke Huang, CFO and Director(2)(3)(6)	2024	$597,963	$1,100,000	1,045,000	$3,523,650	(5)	-	-	-		$5,221,613
	2025	$598,029	$1,000,000	1,085,000	$2,865,900	(5)	-	-	-		$4,463,929
Justin Zhu, CAO, PFO and Senior VP of Finance (4)	2025	$293,633	$134,750	60,119	$177,088	(8)	-	-	$14,728	(7)	$620,199

(1)	In 2024, Mr. Tabar was awarded 945,000 RSUs pursuant to his compensation arrangement. In 2025, Mr. Tabar was awarded 1,085,000 RSUs pursuant to his compensation arrangement with Bit Digital.

(2)	In connection with the initial public offering of WhiteFiber, Mr. Huang was elected to serve as the Chief Financial Officer of WhiteFiber. In light of his new job responsibilities at WhiteFiber, Mr. Huang resigned as the principal financial officer (PFO) of the Company and transitioned the role of PFO of the Company to Mr. Zhu. However, Mr. Huang retains the title of Chief Financial Officer of the Company, but will not serve as the PFO.

(3)	In 2024, Mr. Huang was awarded 1,045,000 restricted share units (RSUs) pursuant to his compensation agreement. In 2025, Mr. Huang was awarded 1,085,000 RSUs pursuant to his compensation arrangement with Bit Digital.

(4)	On July 25, 2025, the Board of Directors of the Company appointed Justin Zhu, the Company’s current Senior Vice President of Finance, as the Company’s Chief Accounting Officer (“CAO”) and principal financial officer (“PFO”), effective that same date. In connection with his continued role as Senior Vice President of Finance and CAO and PFO of the Company, Mr. Zhu is entitled to receive (i) an annual base salary of $300,000 and (ii) restricted share units equal to $150,000, which shall be immediately vested and issued under the Company’s 2025 Omnibus Equity Incentive Plan. On May 13, 2026 Mr. Zhu resigned as PFO of Bit Digital and was succeeded by Bryan Ng.

(5)	The “Stock Based Comp” column represents the aggregate grant date fair value for RSUs granted under the Company’s 2021 Second Omnibus Equity Incentive Plan and 2023 Omnibus Equity Incentive Plan during fiscal year 2024 and 2023, computed in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 718 (“ASC 718”). See Note 2 to our consolidated financial statements for details on the assumptions used to determine the grant date fair value of the restricted stock units. As of December 31, 2025, fair value of the vested and issued RSUs, based on the closing price on the vesting date, for Messrs. Huang and Tabar were $2,865,900 and $2,865,900, respectively. As of December 31, 2024, fair value of the vested and issued RSUs, based on the closing price on the vesting date, for Messrs. Huang and Tabar were $3,523,650 and $3,222,650, respectively.

(6)	This table includes that portion of the named executive officer’s base salary pursuant to the named executive officer’s employment agreement with Bit Digital allocated to WhiteFiber by Bit Digital pursuant to the terms and conditions of the Transition Services Agreement entered into in connection with the WhiteFiber IPO and such allocations were reported by WhiteFiber in its Annual Report on Form 10-K.

(7)	The amount reported in this column reflects 401(k) Plan matching contributions of $14,000 and fringe benefit of $728 for Mr. Zhu.

(8)	The “Stock Based Comp” column represents the aggregate grant date fair value for RSUs granted under the Company’s 2021 Second Omnibus Equity Incentive Plan and 2023 Omnibus Equity Incentive Plan during fiscal year 2024 computed in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 718 (“ASC 718”). See Note 2 to our consolidated financial statements for details on the assumptions used to determine the grant date fair value of the restricted stock units. As of December 31, 2025, fair value of the vested and issued RSUs, based on the closing price on the vesting date, for Mr. Zhu was $177,088. This amount includes the fair value of the vested RSUs issued in 2024 of $27,088. This amount excludes the fair value of the issued and vested RSUs in 2025 by WhiteFiber for services provided by Mr. Zhu to WhiteFiber.

We have not set aside or accrued any amount to provide pension, retirement or other similar benefits to our executive officers and directors.

Outstanding Equity Awards at Fiscal Year-End

The table below summarizes all unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer as of December 31, 2025.

		Option Awards				Stock Awards
	Grant	Number of Securities Underlying Unexercised Options		Option Exercise	Option Expiration	No. of Shares or Units of Stock that Have Not	Market Value of Shares or Units of Stock that Have Not	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not
Name	Date	Exercisable	Un-exercisable	Price ($)	Date	Vested	Vested ($)	Vested	Vested
Sam Tabar						-	-	-	-
Erke Huang						-	-	-	-
Justin Zhu	3/16/2024					3,125	5,906	-	-

Pay Versus Performance Disclosure

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and non-PEO named executive officers (“NEOs”) and Company performance for the fiscal years listed below. The Board did not consider the pay versus performance disclosure below in making its pay decisions for the year shown. For the most recently completed fiscal year, as a smaller reporting company, the Company was exempt from providing peer group total shareholder return (TSR) and did not use any “financial performance measures” as defined Item 402(v) of Regulation S-K to link compensation paid to the NEOs. Accordingly, we have omitted the tabular list of financial performance measures and the table below does not include a column for a “Company-Selected Measure” or “Peer Group TSR” as defined in Item 402(v) of Regulation S-K.

As described in more detail above under “Summary Compensation Table,” the Company’s executive compensation program reflects a performance-driven compensation philosophy and the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Year(1)	Summary Compensation Table Total for PEO Tabar(2)	Summary Compensation Table Total for Former PEO Bullet(2)	Compensation Actually Paid to PEO Tabar(3)	Compensation Actually Paid to PEO Bullet(3)	Average Summary Compensation Table Total for Non-PEO NEOs(4)	Average Compensation Actually Paid to Non-PEO NEOs(5)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (TSR”)(6)	Net Income (Loss) (in actuals, USD)(7)
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(h)
2025	$4,065,900	Not applicable	$4,065,900	Not applicable	$2,542,064	$2,449,458	$(68.26)	$(80,316,584)
2024	$4,822,650	Not applicable	$4,822,650	Not applicable	$3,435,542	$3,341,054	$(51.81)	$28,305,810
2023	$1,614,500	$1,125,000	$1,614,500	$1,125,242	$1,830,730	$1,830,850	$(30.43)	$(13,893,281)

(1)	We were a smaller reporting company pursuant to Rule 405 of the Securities Act through December 31, 2025, and as such, we are only required to include information for the past three fiscal years in this table.

(2)	The dollar amounts reported in column (b) are the amounts of total compensation reported for Sam Tabar (our CEO from March 31, 2023) and Bryan Bullett (our former CEO until March 31, 2023). The “Total” column of the Summary Compensation Table (“SCT”) refers to “Executive Compensation — Summary Compensation Table for Fiscal 2025, 2024, and 2023 herein.

(3)	The dollar amounts reported for Compensation Actually Paid (“CAP”) in column (c) reflects the total compensation reported in column (b) for the applicable year adjusted to include or exclude the amounts shown in the tables below for the Company’s PEOs, as computed in accordance with Item 402(v) of Regulation S-K:

Reconciliation of SCT to CAP – PEO Tabar
		Equity Award Adjustments
		Deduct:	Add:
Fiscal Year	Summary Compensation Table Total for PEO Tabar	Value of Equity Awards Reported in Summary Compensation Table	Vesting Date Fair Value of Awards Granted and Vested During the Year	Total Equity Award Adjustments	Compensation Actually Paid to PEO
	($)	($)(a)	($)(b)	($)(b)	($)
2025	4,065,900	(2,865,900)	2,865,900	2,865,900	4,065,900
2024	4,822,650	(3,222,650)	3,222,650	3,222,650	4,822,650
2023	1,614,500	(1,239,500)	1,239,500	1,239,500	1,614,500

(a)	The amount in this column corresponds with the full grant date fair value, calculated in accordance with ASC 718, of “Stock Awards” for our PEO Tabar as reported in our Summary Compensation Table above.

(b)	The equity award adjustments were calculated in accordance with the SEC methodology for determining CAP for each year shown. The amounts in these columns were determined by reference to the closing price of our Ordinary Shares on the applicable vesting date.

Reconciliation of SCT to CAP – Former PEO Bullett
Equity Award Adjustments
		Deduct:	Add/(Deduct):
Fiscal Year	Summary Compensation Table Total for PEO Bullett	Year Over Year Change in Fair Value of Outstanding and Unvested Awards	Change in Fair Value of Awards Granted in Prior Years which Vested During the Year	Total Equity Award Adjustments	Compensation Actually Paid to PEO
	($)	($)(a)	($)(a)	($)(a)	($)
2023	1,125,000	—	242	242	1,125,242

(a)	The equity award adjustments were calculated in accordance with the SEC methodology for determining CAP for each year shown. The amounts in these columns were determined by reference to the closing price of our Ordinary Shares on the applicable year end date and/or vesting date.

(4)	The dollar amounts reported in column (d) represent the average of the amounts reported for the NEOs as a group (excluding our PEO) in the “Total” column of the Summary Compensation Table in each applicable year. Refer to “Executive Compensation — Summary Compensation Table for Fiscal 2025, 2024 and 2023” herein. The NEO (excluding our PEO) included for purposes of calculating the average amounts in each applicable year is Erke Huang for Fiscal 2025, 2024 and 2023; Sam Tabar for Fiscal 2023 until March 30, 2023, Thomas Sanfilippo for Fiscal 2024 and Justin Zhu for Fiscal 2025.

(5)	The dollar amounts reported in column (e) reflect the average compensation reported in column (d) for the applicable year adjusted to include or exclude the amounts shown in the tables below for the Company’s NEOs, as computed in accordance with Item 402(v) of Regulation S-K:

Reconciliation of Average Summary Compensation Table Total Compensation for Non-CEO NEOs to CAP
		Equity Award Adjustments
		Deduct:	Add:	Deduct:	Add:	Add/(Deduct):
Fiscal Year	Average Summary Compensation Table Total for Non-CEO NEOs	Value of Equity Awards Reported in Summary Compensation Table	Year End Fair Value of Awards Granted During the Year which were Unvested at Year End	Year Over Year Change in Fair Value of Outstanding and Unvested Awards	Vesting Date Fair Value of Awards Granted and Vested During the Year	Change in Fair Value of Awards Granted in Prior Years which Vested During the Year	Total Equity Award Adjustments	Average Compensation Actually Paid to Non-CEO NEOs
	($)	($)(a)	($)(b)	($)(b)	($)(b)	($)(b)	($)	($)
2025	2,542,064	(1,521,494)	—	(1,563)	1,432,950	(2,500)	1,428,888	2,449,458
2024	3,435,542	(2,485,519)	629,206	—	1,761,825	—	2,391,031	3,341,054
2023	1,830,730	(2,038,250)	—	—	2,038,250	121	2,038,371	1,830,850

(a)	The amount in this column corresponds with the full grant date fair value, calculated in accordance with ASC 718, of “Stock Awards” for our non-PEO NEOs as reported in our Summary Compensation Table above.

(b)	The equity award adjustments were calculated in accordance with the SEC methodology for determining CAP for each year shown. The amounts in these columns were determined by reference to the closing price of our Ordinary Shares on the applicable year end date and/or vesting date.

(6)	The Company did not pay any dividends on Ordinary Shares during the measurement period. Accordingly, cumulative TSR is calculated by dividing the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(7)	The dollar amounts reported represent the amount of net loss reflected in the Company’s audited financial statements for the applicable year. The Company does not use net (loss) income as a performance measure in its executive compensation program.

Compensation Actually Paid and Performance Measures

The charts below show, for the past three years, the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs as a group to (i) the Company’s cumulative TSR; and (ii) the Company’s net loss.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing

Employment Agreements

Erke Huang

On October 28, 2022, the Company and Erke Huang entered into an employment agreement, as amended on March 10, 2023, pursuant to which Mr. Huang’s base salary as Chief Financial Officer was increased to $600,000. The agreement is for a term of two (2) years and will renew automatically for one-year terms when not terminated by either party. Mr. Huang is eligible for bonuses as determined by the Board and eligible to participate in equity incentive plans of the Company. The Company shall also reimburse Mr. Huang for reasonable and approved expenses incurred by him in connection with the performance of his duties under his employment agreement. Mr. Huang is subject to a one-year non-competition and non-solicitation covenant from the date of termination of employment for any reason. The Company and Mr. Huang also entered into a director agreement on October 28, 2022, as amended, pursuant to which the Company agreed to pay Mr. Huang one thousand (US$1,000) dollars per quarter for serving on the Board. The Company shall also reimburse Mr. Huang for reasonable and approved expenses incurred by him in connection with the performance of his duties under his director agreement. Under the director agreement, Mr. Huang is subject to a one-year non-competition covenant and a three-year non-solicitation covenant. Mr. Huang has no family relationship with any of the executive officers of the Company.

Bit Digital may terminate Mr. Huang without cause, at any time, upon one month’s prior written notice. Upon termination without cause, Bit Digital shall provide: (1) a cash payment equal to one month’s then base salary: (2) a pro-rated amount of his target annual bonus for the year immediately preceding such termination; (3) payment of premiums for the next 12 months under Bit Digital’s Health Plans: and (4) immediate vesting of 100% of then outstanding equity awards.

In the event Mr. Huang’s employment is terminated by Bit Digital or a successor upon a merger, consolidation or sale of substantially all the assets of Bit Digital he shall be entitled to: (1) a cash payment equal to one month’s then base salary: (2) a pro-rated amount of his target annual bonus for the year immediately preceding such termination: (3) payment of premiums for the next 12 months under Bit Digital’s Health Plans and (4) immediate vesting of 100% of then outstanding equity awards.

Mr. Huang may terminate his employment at any time with one-month’s prior written notice to Bit Digital if (1) there is a material reduction in Mr. Huang’s authority, duties and responsibilities, or (2) there is a material reduction in Mr. Huang’s annual salary. Upon Mr. Huang’s termination of employment due to either of the above reasons, Bit Digital shall provide compensation to Mr. Huang equivalent to one month of base salary that he is entitled to immediately prior to such termination. In addition, Mr. Huang may resign prior to the expiration of the agreement if such resignation is approved by the Board of Directors of Bit Digital or an alternative arrangement with respect to employment is agreed to by the Board of Directors.

Samir Tabar

Mr. Tabar has been employed under a two-year Employment Agreement, effective March 31, 2021. Pursuant to Amendment No. 2 to the Employment Agreement dated as of March 14, 2023, Bit Digital extended the term of the Employment Agreement until March 31, 2025. The term of employment was deemed automatically renewed and extended on March 31, 2025 upon the same terms and conditions for a period of one year through March 31, 2026. Mr. Tabar is being compensated at the rate of $500,000 per annum and is entitled to receive Bit Digital RSUs based on performance determined by the Board of Directors of Bit Digital. Mr. Tabar is eligible for a cash bonus each calendar year based upon a bonus program established by the Board of Directors of Bit Digital, will be reimbursed for reasonable business expenses, be reimbursed for the cost of a life insurance policy having a face amount of $2,000,000 and be eligible to participate in welfare plans reasonably acceptable to him.

The agreement provides that Bit Digital could not terminate the agreement anytime before the second anniversary of the March 31, 2023 amendment (i.e. before March 31, 2025), except for Cause (as defined in the Employment Agreement). In the event that Mr. Tabar’s employment was terminated by Bit Digital without Cause commencing two years from the date of the March 31, 2023 amendment (i.e. after March 31, 2025), or at any time by Mr. Tabar for Good Reason (as defined in the Employment Agreement), or as a result of expiration of the Employment Period (as defined in the Employment Agreement) by reason of Bit Digital’s issuance of a Non-Renewal Notice (as defined in the Employment Agreement), Bit Digital was required to pay and/or provide Mr. Tabar with a single lump sum cash amount on the next regularly scheduled payroll date following his date of termination, in an amount equal to the number of years employed by Bit Digital (or fraction thereof) plus two multiplied by one month of Base Salary with a minimum of six months Base Salary at all times during the Employment Period.

If any of the payments or benefits provided or to be provided to Mr. Tabar constitute parachute payments within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, and will subject him to the excise tax imposed under Section 4999 of the Code, then Bit Digital shall pay Mr. Tabar a gross-up payment equal to the sum of the excise tax payable by Mr. Tabar, plus the amount necessary to put him in the same after tax position (taking into account any and all applicable federal, state, local and foreign income, employment and taxes (including the excise tax and any income and employment taxes imposed on the gross-up payment)) that he would have been in if he had not incurred any tax liability under section 4999 of the Code.

Mr. Tabar has agreed to hold, both during and after the termination or expiry of his employment agreement, in strict confidence and not to use, except as required in the performance of his duties in connection with the employment or pursuant to applicable law, any of our confidential information or trade secrets, any confidential information or trade secrets of our clients or prospective clients, or the confidential or proprietary information of any third party received by us and for which we have confidential obligations. Mr. Tabar has also agreed to assign all right, title and interest (including but not limited to patents and trademarks) in all inventions and designs which he conceives, develops or reduces to practice during his employment with the Company.

In addition, Mr. Tabar has agreed to be bound by non-competition and non-solicitation restrictions during the term of his employment. Specifically, Mr. Tabar has agreed not to (i) approach our suppliers, clients, customers or contacts or other persons or entities introduced to him in his capacity as a representative of the Company for the purpose of doing business with such persons or entities that will harm the Company’s business relationships with these persons or entities; or (ii) seek directly or indirectly, to solicit the services of any of the Company’s employees who is employed by the Company on or after the date of his termination, or in the year preceding such termination, without our express consent.

On March 25, 2026, Bit Digital and Mr. Tabar entered into Amendment No. 3 to the Employment Agreement. Pursuant to Amendment No. 3, the term of Mr. Tabar’s employment has been extended until March 31, 2027. The term of employment shall, for additional one year terms beginning on March 25, 2026, be deemed automatically renewed and extended upon the same terms and conditions, unless either party provides written notice of its intention not to renew at least ninety (90) calendar days prior to the expiration of the then-current term.

Justin Zhu

On May 14, 2021, the Company and Justin Zhu entered into an Offer Letter pursuant to which the Company paid Mr. Zhu an annual base salary of $200,000 for serving as Vice President of Finance of the Company. In connection with a his appointment as the Company’s Chief Accounting Officer (“CAO”) and Principal Financial Officer (“PFO”), effective as of July 25, 2025, Mr. Zhu’s annual base salary was increased to $300,000 and he was awarded restricted share units equal to $150,000, which immediately vested and were issued under the Company’s 2025 Omnibus Equity Incentive Plan Mr. Zhu is eligible for a discretionary bonus as determined by the Board and eligible to participate in equity incentive plans of the Company. Mr. Zhu has no family relationship with any of the executive officers of the Company.

In connection with Mr. Zhu’s appointment as CAO and PFO of the Company, the Company and Mr. Zhu entered into an Indemnification Agreement. Mr. Zhu shall be entitled to the rights of indemnification if he is, or is threatened to be made, a party to or participant in any proceeding (as defined in the Indemnification Agreement) and he shall be indemnified against all expenses (as defined in the Indemnification Agreement) judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him, or on his behalf, in connection with such proceeding or any claim, issue or matter, provided that Mr. Zhu acted in good faith and in a manner the he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal proceeding, had no reasonable cause to believe Mr. Zhu’s conduct was unlawful.

Director Compensation

The remuneration of our directors shall from time to time be determined by the Company in a general meeting. Each director is entitled to be repaid or prepaid for all traveling, hotel and other expenses incurred by them in going to, attending and returning from meetings of our board of directors or committees of our board of directors or general meetings or otherwise in connection with the business of the Company, or to receive a fixed allowance in respect thereof as may be determined by the directors from time to time, or a combination partly of one such method and partly the other. The compensation committee will assist the directors in reviewing and approving the compensation structure for the directors. Our board of directors may exercise all the powers of the company as are not, by the Companies Act or our articles of association, required to be exercised by the Company in general meeting, subject nevertheless, to any clause of our articles of association and the provisions of the Companies Act.

In the future we may grant restricted share units or options to our directors to purchase Ordinary Shares as determined by our Board of Directors or a compensation committee. The Board of Directors may also review and determine the form and amount of directors’ compensation, including cash, equity based awards and other director compensation to maintain a transparent and readily understandable director compensation which ensures that the directors continue to receive fair and appropriate compensation for the time commitment required to discharge their duties for a company of our size.

On December 8, 2023 the Company entered into a Director Agreement with Ms. Ichi Shih as an independent director and Chair of the Audit Committee, as well as a member of the Compensation and Nominating and Corporate Governance Committee. Ms. Shih was paid $20,000 per annum on a quarterly basis with a grant of 30,000 Restricted Share Units. On February 19, 2026, the Board of Directors of the Company approved the Director Agreement by and between the Company and Ms. Ichi Shih, dated as of December 8, 2025 (the “Effective Date”).

Pursuant to the Director Agreement, Ms. Shih was reappointed as an independent member of the Board of Directors of the Company effective as of the Effective Date. Ms. Shih also serves as Chair of the Audit Committee of the Board of Directors.

The Agreement is for a one-year term, automatically renewable for a one-year period, unless cancelled by either party upon written notice of at least 60 days. Under the current agreement agreed Ms. Shih is being paid $120,000 per annum, paid monthly. The agreement provides for a 12-month non-competition provision from the termination date and three years for non-solicitation from the termination date.

On December 10, 2025, the Company entered into a Director Agreement with Amanda Cassatt, pursuant to which Ms. Cassatt has served as a director of the Company since January 1, 2026 and received a grant of $200,000 in value of 84,388 Restricted Share Units (“RSUs”), effective the effective date of this Director Agreement, pursuant to the Bit Digital 2025 Omnibus Equity Incentive Plan (the “Plan”), vesting 50% upon the date of grant, 25% three months thereafter and 25% six months following the date of grant. The Director and the Company agree that all RSUs were issued to Mango Sticky Rice Limited, an entity controlled by Ms. Cassatt.

In addition, on June 18, 2025, the Company entered into a Consulting Agreement with Serotonin Inc. Ms. Cassatt is a principal of Serotonin Inc. and has an interest in this arrangement. The Consulting Agreement is for a six-month term expiring December 18, 2025, and is automatically renewable for additional consecutive six (6) month terms unless terminated by either party on at least 30 days’ prior written notice. The agreement is also terminable for cause (as defined in the Consulting Agreement). Serotonin assigned to the Company all right, title and interest worldwide to all work product (as defined in the Consulting Agreement). The agreement includes a non-solicitation provision for one-year following termination. The Company is paying Serotonin Inc. a monthly cash retainer fee of $30,000.

The Company entered into an agreement effective May 1, 2025 to ZhaoHui Deng’s Director Agreement dated September 7, 2020. Under the Agreement, Mr. Deng is being paid a director’s fee of $150,000 paid quarterly. The Agreement provides for a 12-month non-competition provision from the termination date and three years for non-solicitation from the termination date. On December 9, 2025, Mr. Deng transitioned from Chaiman of the Board to an independent director.

As an independent director, Brock Pierce, through an entity for which he serves on the Company’s Board, was awarded 20,000 RSUs with immediate vesting pursuant to the Company’s 2021 Omnibus Equity Incentive Plan. He will be provided with additional compensation for any renewal of at least the initial 20,000 RSUs award. He is eligible for additional compensation, from time to time, at the discretion of the Board. His term was one year and has been renewed for a one-year renewal year by a majority of the shareholders of the Company at each subsequent Annual General Meeting

As recommended by the Company’s Nominating and Corporate Governance Committee, the Company entered into a Director Agreement with Jiashu (Bill) Xiong (“Xiong”), pursuant to which Xiong was elected as a member of the Company’s Board of Directors, effective October 13, 2023. Mr. Xiong On December 7, 2025 Mr. Xiong resigned from the Board of Directors, effective January 1, 2026. For a period of three (3) years from termination of the Director Agreement, Mr. Xiong is prohibited from interfering with the Company’s relationship with or seek to have any employee or customer of the Company leave the Company.

See “Employment Agreements” for information concerning the compensation of Mr. Tabar, Mr. Huang, Mr. Zhu, Ms. Shih and Ms. Cassatt.

There have been no transactions in the past two years to which the Company or any of its subsidiaries was or is to be a party, in which each independent director had, or will have, a direct or indirect material interest.

Director Compensation Table –Fiscal Year 2025

The following table sets forth compensation paid by Bit Digital to members who served on the Bit Digital Board of Directors during fiscal 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation		Total ($)
Erke Huang(2)	4,000	-	-	-		4,000

Zhaohui Deng	101,333	-	-	-		101,333

Ichi Shih	26,452	-	-	-		26,452

Brock Pierce	-	112,800	-	-		112,800

Jiashu (Bill) Xiong(4)	4,000	-	-	-		4,000

Amanda Cassatt	-	200,000	-	207,143	(3)	407,143

(1)	The “Stock Awards” column represents the aggregate grant date fair value for RSUs granted under Bit Digital’s equity incentive plans during fiscal year 2025, computed in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 718 (“ASC 718”). See Note 2 to Bit Digital’s combined financial statements for details on the assumptions used to determine the grant date fair value of these awards.

(2)	See “2025 Compensation of Named Executive Officers” for information concerning all compensation paid to Mr. Huang as Chief Financial Officer of Bit Digital.

(3)	The “All Other Compensation” column represents the consulting fees to Serotonin Inc. in 2025 pursuant to the Consulting Agreement dated June 18, 2025. Ms. Cassatt is a principal of Serotonin Inc. and has an interest in this arrangement.

(4)	Mr. Xiong resigned from the Board of Directors December 7, 2025, effective January 1, 2026.

Bit Digital’s Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

Bit Digital does not have any formal policy that requires the Company to grant, or avoid granting, equity-based compensation to its executive officers at certain times. Consistent with its annual compensation cycle, the Compensation Committee has granted annual equity awards to its directors, and might grant annual equity awards to its executive officers in the future. The timing of any equity grants to directors or executive officers in connection with new hires or other non-routine grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment effective date). As a result, in all cases, the timing of grants of equity awards, including stock options or RSUs, occurs independent of the release of any material nonpublic information, and Bit Digital does not time the disclosure of material nonpublic information for the purpose of affecting the value of equity-based compensation.

Insider Trading Arrangements and Policies

There are no Rule 10b5-1 trading arrangements held by any officer or director of the Company. The Company has adopted its Insider Trading Policy which has been filed herein as Exhibit 19.1on Form 10-Q for the period ended March 31, 2026 filed with the SEC on May 15, 2026.

Omnibus Equity Incentive Plans

Share-based compensation such as restricted share units (“RSUs”), incentive and non-statutory share options, restricted Ordinary Shares, share appreciation rights and share payments may be granted to any directors, employees and consultants of the Company or affiliated companies under 2023 Omnibus Equity Incentive Plan (“2023 Plan”), 2024 Equity Incentive Plan (“2024 Plan”) and 2025 Equity Incentive Plan (“2025 Plan’). There are 8,000,000 Ordinary Shares reserved for issuance under the Company’s 2025 Plan under which 6,501,843 RSUs had been granted as of December 31, 2025. Employees, directors and consultants that provide services to the Company or one of its subsidiaries may be selected to receive awards under the 2025 Plan. The Compensation Committee will administer the 2025 Plan and has broad authority to:

●	select participants and determine the types of awards that they are to receive;

●	determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award and establish the vesting conditions (if applicable) of such shares or awards;

●	cancel, modify or waive the Company’s rights with respect to, or modify, discontinue, suspend or terminate any or all outstanding awards, subject to any required consents;

●	construe and interpret the terms of the 2025 Plan and any agreements relating to the 2025 Plan;

●	accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards subject to any required consent;

●	subject to the other provisions of the 2025 Plan, make certain adjustments to an outstanding award and authorize the termination, conversion, substitution or succession of an award; and

●	allow the purchase price of an award or Ordinary Shares to be paid in the form of cash, by the delivery of previously-owned Ordinary Shares or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice and third party payment or cashless exercise on such terms as the administrator may authorize or any other form permitted by law.

A total of 8,000,000 of the Company’s Ordinary Shares were initially authorized for issuance with respect to awards granted under the 2025 Plan. Any shares subject to awards that are not paid, delivered or exercised before they expire or are canceled or terminated, fail to vest will become available for other award grants under the 2025 Plan. Shares used to pay the purchase or exercise price of awards or related tax withholding obligations will not be available for other award grants under the 2025 Plan.

Awards under the 2025 Plan may be in the form of incentive or non-statutory share options, share appreciation rights, share bonuses, restricted shares, RSUs and other forms of awards including cash awards. Awards under the 2025 Plan generally will not be transferable other than by will or the laws of descent and distribution, except that the 2025 Plan administrator may authorize certain transfers.

Share options and share appreciation rights may not be granted at prices below the fair market value of the Company’s Ordinary Shares on the date of grant. Options intended to qualify as incentive share options must have an exercise price that is at least equal to the fair market value of the Company’s Ordinary Shares on the date of grant (or 110% of the fair market value of the Company’s Ordinary Shares for incentive share option grants to any 10% owner of the Company’s Ordinary Shares). The maximum term of share options and share appreciation rights granted under the 2025 Plan is 10 years (or five years for incentive share option grants to any 10% owner of the Company’s Ordinary Shares). These and other awards may also be issued solely or in part for services. Awards are generally paid in the Company’s Ordinary Shares or in cash. The 2025 Plan administrator may provide for the deferred payment of awards and may determine the terms applicable to deferrals

As is customary in incentive plans of this nature, the number and type of shares available under the 2025 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, will be subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, share splits, share dividends or other similar events that affect the Company’s Ordinary Shares. In no case (except due to an adjustment referred to above or any repricing that may be approved by the shareholders) will any adjustment be made to a share option or share appreciation right award under the 2025 Plan (by amendment, cancellation and regrant or other means) that would constitute a repricing of the per-share exercise or base price of the award.

Clawback Policy

On November 23, 2023, the Board of Directors adopted a clawback policy which provides for the recovery of certain executive compensation in the event of an accounting restatement resulting from material non-compliance with financial reporting requirements under the federal securities laws. Since the adoption of this policy, there have been no accounting restatements, nor is there any compensation to be recovered. A copy of the Clawback Policy has been filed as Exhibit 97 to Form 6-K filed with the SEC on November 30, 2023.

Code of Ethics

We have adopted a code of ethics that applies to all of our executive officers, directors and employees. The code of ethics codifies the business and ethical principles that govern all aspects of our business.

Family Relationships

There is no family relationship among any of our directors or executive officers.

RELATED PARTY TRANSACTIONS

See “Executive Compensation” for information concerning employment agreements entered into with each of the Company’s executive officers: Sam Tabar, Chief Executive Officer; Erke Huang, Chief Financial Officer; and Justin Zhu, Senior Vice President of Finance, and director agreements with the directors.

On May 26, 2021, the Company entered into a Share Exchange Agreement (the “SEA”) with Geney Development Limited (“Geney”), a corporation formed under the laws of the British Virgin Islands. Geney is owned seventy (70%) percent by Zhaohui Deng, former Chairman of the Board, a current director of the Company, and thirty (30%) percent beneficially owned by Erke Huang, through his ownership of EveGreen Holdings Limited, the Company’s Chief Financial Officer and a director of the Company. Under the SEA, Geney exchanged 1,000,000 Ordinary Shares for 1,000,000 Preference Shares. Each Preference Share provides for: (i) an eight (8%) percent annual dividend when declared by the Board; (ii) a liquidation preference of $10 per share (an aggregate of $10 million) senior to Ordinary Shares; (iii) converts on a one-for-one basis, subject to a 4.99% blocker; and (iv) fifty (50) votes per Preference Share in order for management to carry out its intended business plan. The Company paid dividends of $800,000 to Geney on February 7, 2023, December 8, 2023, December 20, 2024 and March 11, 2026 for the fiscal years ending December 31, 2022,2023, 2024 and 2025, respectively, pursuant to its 1,000,000 Preferred Shares.

WhiteFiber AI’s subsidiary, WhiteFiber Iceland ehf, appointed Daniel Jonsson as its part-time Chief Executive Officer starting November 7, 2023, for a six-month term with a three-month probation. After the Initial Term, the employment shall be automatically renewed for successive period(s) of 6 months each, unless agreed otherwise in writing or unless terminated earlier in accordance with the terms of the employment agreement. His compensation includes a monthly salary of $8,334, a $6,440 signing bonus, and eligibility for performance-based RSU. Concurrently, Daniel Jonsson is part of the management team at GreenBlocks ehf which not only provides bitcoin mining hosting services but also benefits from a facility loan agreement extended by Bit Digital USA Inc., an affiliate of WhiteFiber Iceland ehf. Additionally, WhiteFiber Iceland ehf has contracted with GreenBlocks ehf for consulting services pertaining to our high performance computing services in Iceland.

On August 8, 2025, WhiteFiber, a subsidiary of the Company, completed its initial public offering (the “Offering”) of 9,375,000 ordinary shares, at a public offering price of $17.00 per share. All ordinary shares in the Offering were sold by WhiteFiber. The gross proceeds to WhiteFiber from the Offering were $159,375,000, before deducting underwriting discounts and commissions and offering expenses payable by WhiteFiber. On September 2, 2025, the Underwriters fully exercised their option to purchase the additional 1,406,250 Ordinary Shares at the public offering price of $17.00 per share. Prior to the consummation of the Offering, the Company held all of the issued and outstanding ordinary shares of WhiteFiber. After giving effect to the Offering, and the underwriters’ exercise of their over-allotment option in full, the Company held approximately 71.5% of the issued and outstanding ordinary shares of WhiteFiber.

Prior to the consummation of the Offering, the Company entered into a contribution agreement (the “Contribution Agreement”) with WhiteFiber, pursuant to which the Company contributed its HPC business through the transfer of 100% of the capital shares of its cloud services subsidiary, WhiteFiber AI, Inc. and its wholly-owned subsidiaries WhiteFiber HPC, Inc., WhiteFiber Canada, Inc., WhiteFiber Japan G.K. and WhiteFiber Iceland, ehf, to WhiteFiber in exchange for 27,043,749 ordinary shares of WhiteFiber (the “Contribution”). The Contribution became effective on August 6, 2025, when the registration statement on Form S-1, as amended (File No. No. 333-288650) (the “Registration Statement”), of WhiteFiber was declared effective by the Securities and Exchange Commission.

In addition, prior to the consummation of the Offering, the Company entered into a transition services agreement (the “Transition Services Agreement”) with WhiteFiber, pursuant to which the Company will provide certain services to WhiteFiber, on a transitional basis which will generally be up to 24 months following the effective date of WhiteFiber’s IPO registration statement. The Transition Services Agreement provides for the performance of certain services by the Company for the benefit of WhiteFiber, or in some cases certain services provided by WhiteFiber for the benefit of the Company, for a limited period of time after the Offering, including certain services provided by Sam Tabar, our Chief Executive Officer, and Erke Huang, our Chief Financial Officer and a Director. During such transition period, Messrs. Tabar and Huang will continue to hold the same position with the Company as well as WhiteFiber. Messrs. Tabar and Huang have committed to provide the requisite time and effort to fulfil their responsibilities as a full-time officer of WhiteFiber, supervising a full staff and are expected to provide certain services, representing not more than approximately 30% of their working time, in respect of the Company’s operations. The services to be provided will include financial reporting, tax, legal, human resources, information technology, insurance and other general and administrative functions. All services are to be provided at cost, except if otherwise agreed to. For the years ended December 31, 2025, the fees payable, by WhiteFiber to Bit Digital are $3,108,146.

Consulting Agreement with Affiliate of Director

On June 18, 2025, the Company entered into a consulting agreement with Serotonin Inc. (“Serotonin”). Amanda Cassatt, a director of the Company, is a principal of Serotonin and has an ownership interest in the entity. Under the consulting agreement, Serotonin provides consulting and advisory services to the Company. The agreement has an initial term of six months, expiring on December 18, 2025, and automatically renews for successive six-month periods unless terminated by either party upon at least thirty (30) days’ prior written notice. The agreement may also be terminated for cause, as defined in the agreement. Pursuant to the agreement, Serotonin assigned to the Company all right, title and interest worldwide in any work product developed in connection with the services. The agreement also contains a non-solicitation provision that remains in effect for one year following termination. The Company pays Serotonin a monthly cash retainer of $30,000 for services provided under the agreement.

Administrative Services Agreement with Affiliate of Management

On December 1, 2025, Financière Marjos SCA, an indirect subsidiary of the Company, entered into an administrative services agreement with Le Square SARL (“Square”). Square is wholly owned by Philippe Gellman, who also serves as the Manager of Financière Marjos, and therefore the agreement constitutes a related party transaction.

Pursuant to the agreement, Square provides administrative support services to Financière Marjos, including coordinating with external advisors, assisting with the preparation and centralization of information for financial reporting and annual closings, supporting the preparation of forecasts and budgets, monitoring relationships with banking institutions, and assisting with the management of disputes and other administrative matters. Square may perform these services directly or in coordination with the executives, employees and service providers of Financière Marjos.

In consideration for the services provided under the agreement, Square receives a monthly fee of €8,000 (inclusive of VAT), invoiced quarterly and payable within thirty days following receipt of the invoice.

The agreement became effective on December 1, 2025 and continues for an indefinite term. The agreement may be terminated by Financière Marjos at any time without prior notice or by Square upon two months’ prior written notice. The agreement also includes customary confidentiality, non-solicitation and non-disparagement provisions.

Procedures for Approval of Related Person Transactions

Bit Digital’s board of directors has adopted a written policy on related person transactions. The policy applies to any transaction subject to the requirements of Item 404(a) of Regulation S-K under the Exchange Act in which Bit Digital or a Bit Digital subsidiary is a participant and a related person has a direct or indirect material interest. The policy covers transactions involving Bit Digital or a Bit Digital subsidiary in excess of $120,000 in any year in which any director, director nominee, executive officer or greater than five percent beneficial owner of Bit Digital, or any of their respective immediate family members, has or had a direct or indirect interest, other than solely as a director or less than 10 percent owner, of an entity involved in the transaction. This policy is posted to the corporate governance section of Bit Digital’s website https://www.bit-digital.com/investors. The contents of our website are not incorporated in or otherwise to be regarded as a part of this Annual Report.

Under this policy, the general counsel must advise the Audit Committee of any related person transaction of which he or she becomes aware. The Audit Committee must then either approve or reject the transaction in accordance with the terms of the policy. In the course of making this determination, the Audit Committee will consider all relevant information available to it, including, as appropriate, take into consideration the size of the transaction and the amount payable to the related person; the nature of the interest of the related person in the transaction; whether the transaction may involve a conflict of interest; the purpose, and the potential benefits to Bit Digital, of the transaction; whether the transaction was undertaken in the ordinary course of business; and whether the transaction involved the provision of goods or services to Bit Digital that are available from unaffiliated third parties and, if so, whether the transaction is on terms and made under circumstances that are at least as favorable to WhiteFiber as would be available in comparable transactions with or involving unaffiliated third parties.

Resolutions to be passed

It is proposed that shareholders pass the following ordinary resolutions:

1	Re-election of Zhaohui Deng as Director of the Company

It is resolved as an Ordinary Resolution that Zhaohui Deng be re-elected as a director of the Company to hold office until the next annual general meeting or until his successor is duly elected and qualified.

2	Re-election of Erke Huang as Director of the Company

It is resolved as an Ordinary Resolution that Erke Huang be re-elected as a director of the Company to hold office until the next annual general meeting or until his successor is duly elected and qualified.

3	Re-election of Ichi Shih as Director of the Company

It is resolved as an Ordinary Resolution that Ichi Shih be re-elected as a director of the Company to hold office until the next annual general meeting or until her successor is duly elected and qualified.

4	Re-election of Amanda Cassatt as Director of the Company

It is resolved as an Ordinary Resolution that Amanda Cassatt be re-elected as a director of the Company to hold office until the next annual general meeting or until his successor is duly elected and qualified.

5	Re-election of Brock Pierce as Director of the Company

It is resolved as an Ordinary Resolution that Brock Pierce be re-elected as a director of the Company to hold office until the next annual general meeting or until his successor is duly elected and qualified.

Vote Required and Board Recommendation

Each ordinary resolution requires the affirmative vote of a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote at an Annual Meeting for it to be validly passed.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF THE DIRECTOR NOMINEES.

PROPOSAL 2

A SPECIAL RESOLUTION TO ADOPT AMENDED AND RESTATED ARTICLES OF ASSOCIATION TO CHANGE THE QUORUM THRESHOLD FOR SHAREHOLDER MEETINGS

Overview

The Company’s current articles of association prescribe that one or more shareholders holding in the aggregate not less than one-third of the total issued share capital of the Company present in person or by proxy and entitled to vote at a general meeting of the Company shall be a quorum (the “Current Quorum Requirement”). If a quorum is not present within half an hour from the time appointed for a general meeting a quorum is not present, the meeting, (a) if convened upon the requisition of shareholders, shall be dissolved, and (b) in any other case, the general meeting shall stand adjourned to the same day in the next week, at the same time and place, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting, the shareholders present shall be a quorum.

It is proposed that the Company adopt amended and restated articles of association to change the quorum requirements for general meetings of the Company. Under the amended and restated articles of association that have been presented to shareholders for adoption in connection with this Proposal No. 2, which are annexed to this proxy statement, one or more shareholders holding shares in the capital of the Company carrying the right to cast not less than one-third of the total votes capable of being cast at the meeting present in person or by proxy shall be a quorum (the “Proposed Quorum Requirement”). This will give greater weight to the attendance of holders of our preference shares, which carry the equivalent number of votes as 50 ordinary shares, at our general meetings when determining if a quorum is present.

For the Company to adopt the proposed amended and restated articles of association, shareholders must pass a special resolution, which requires the affirmative vote of at least two-thirds of votes cast at the general meeting. The text of the proposed special resolution is as follows:

“It is resolved, as a special resolution, that with immediate effect, the Company adopt amended and restated memorandum and articles of association, in the form attached to the notice of meeting and proxy statement delivered to shareholders and dated June [●], 2026, in substitution for, and to the exclusion of, the Company’s existing memorandum and articles of association.” A copy of the proposed Amended and Restated Articles of Association has been enclosed with this proxy statement as Annex B and is incorporated herein by reference.

Background

The current authorized share capital of the Company is US$10,100,000 divided into 1,000,000 Ordinary Shares, par value $0.01 per share, and 10,000,000 Preference Shares, par value $0.01 per share. If this proposal is approved, the authorized share capital of the Company will be increased to US$10,100,000 divided into 1,000,000,000 Ordinary Shares of US$0.01 each and 10,000,000 Preference Shares of US$0.01 each.

As of April 30, 2026, we had 348,926,820 Ordinary Shares outstanding, and an additional 111,097 Ordinary Shares, reserved for issuance upon the exercise of outstanding RSUs. Also as of April 30, 2026, we had 1,000,000 Preference Shares outstanding.

Our Ordinary Shares do not have preemptive or preferential rights to purchase any securities of our Company. The holders of our Ordinary Shares are entitled to one vote per share. The holders of our Preference Shares may cast 50 votes per Preference Share held on all matters decided by way of poll. Erke Huang and Zhaohui Deng indirectly hold all outstanding Preference Shares; such shares are entitled to preferential dividends at the annual rate of eight percent (8%) eight (8%) percent annual dividends if and when declared by the Board. On February 7, 2023, December 8, 2023, December 20, 2024 and March 11, 2026, the Board declared eight (8%) percent ($800,000) dividends on the Preference Shares to Geney Development Ltd. (“Geney”) for the periods ended December 31, 2022, 2023, 2024 and 2025, respectively. Erke Huang, our Chief Financial Officer and director, is the President of Geney and the beneficial owner of thirty (30%) percent of the equity of Geney, with the remaining seventy (70%) percent held by Zhaohui Deng, a director and our former Chairman of the Board.

Under the Nasdaq Rules, the minimum quorum requirement is 33 1/3% of the shares entitled to vote at the meeting. Our Current Quorum Requirement aligns with the quorum requirement under the Nasdaq Rules. However, if shareholders approve the adoption of the proposed amended and restated articles of association, satisfaction of the Proposed Quorum Requirement may not always entail the satisfaction of the minimum quorum requirement under the Nasdaq Rules as there may be circumstances where shareholders holding less than 33 1/3% of our shares are present at a general meeting but the quorum threshold under our amended and restated articles of association is nevertheless satisfied due to the presence of shareholders holding Preference Shares, which will be given greater weight than our Ordinary Shares when determining the presence of a quorum.

The Company has an internationally diverse shareholder base. It has had difficulties reaching our Current Quorum Requirement in a timely manner for our shareholder meetings. We have not obtained our Current Quorum Requirement by several originally scheduled meeting dates. We have had to adjourn meetings for some period to allow us to solicit further proxies from our shareholders in order to reach the Current Quorum Requirement and validly hold the meeting of shareholders.

Purpose of the Proposal; Principal Effects

The Board believes that the Current Quorum Requirement of one-third of the total share capital has resulted in considerable difficulty in gaining a quorum because our ownership is dispersed. This adoption of amended and restated articles of association changing the quorum threshold will help ensure that matters of importance to shareholders can be voted on in a timely manner. In the view of the Board, this amendment will enable more effective governance of the Company.

Interests of Directors and Executive Officers

The Company’s outstanding 1,000,000 Preference Shares are owned by Geney Development Limited (“Geney”). Geney is owned seventy (70%) percent by Zhaohui Deng a director and our former Chairman of the Board and thirty (30%) percent is beneficially owned by Erke Huang, our Chief Financial Officer and a director of the Company. For this Annual Meeting, Geney’s one million Preference Shares will count as one million shares when determining whether one-third of the total issued share capital of the Company is present in person or by proxy in order to establish a quorum. However, if this Proposal is adopted, Geney’s presence at a general meeting will generally count as 50 million votes when determining whether shareholders holding shares in the capital of the Company carrying the right to cast not less than one-third of the total votes capable of being cast at the meeting are present in person or by proxy in order to establish a quorum (with each Ordinary Share entitling the holder thereof to one vote per share). The Board has determined that this amendment to the Articles will allow the Company to operate in a more effective manner.

Resolution to be passed

It is resolved, as a special resolution, that with immediate effect, the Company adopt amended and restated articles of association, in the form attached to the notice of meeting and proxy statement delivered to shareholders and dated June [●], 2026, in substitution for, and to the exclusion of, the Company’s existing articles of association.

Vote Required and Board Recommendation

The adoption of the amended and restated articles of association requires shareholders to pass a special resolution, being a resolution passed by the affirmative vote of a majority of at least two-thirds of the votes cast by, or on behalf of, the shareholders entitled to vote at the Annual Meeting on this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO ADOPT AMENDED AND RESTATED ARTICLES OF ASSOCIATION TO CHANGE THE QUORUM THRESHOLD FOR GENERAL MEETINGS.

PROPOSAL 3

APPROVAL OF 2026 OMNIBUS EQUITY INCENTIVE PLAN

The Compensation Committee of the Board has recommended that the Company should establish and maintain an omnibus equity incentive plan for the year 2026 pursuant to which the Company may offer selected officers, directors, employees of and consultants to the Company and its subsidiaries the opportunity to acquire or increase equity ownership in the Company.

On May26, 2026, the Board adopted, subject to shareholder approval, the Bit Digital, Inc. 2026 Omnibus Equity Incentive Plan (the “Plan”). The Plan is designed to enable the flexibility to grant equity awards to our officers, employees, non-employee directors and consultants and to ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Board and/or the Compensation Committee. A copy of the proposed equity incentive plan has been enclosed with this proxy statement as Annex A (which is subject to such reasonable amendments as determined by the Board) and is incorporated herein by reference.

Summary of Material Features of the Plan

The material features of the Plan are:

●	Subject to certain adjustments (as provided in Section 4.2 of the Plan) and exception (as provided in Section 5.6(b) of the Plan), the maximum number of Ordinary Shares reserved for issuance under the Plan (including incentive share options) is [15,000,000] Ordinary Shares;

●	The award of options (including non-qualified options and incentive share options), share appreciation rights, restricted Ordinary Shares, performance share units, performance Ordinary Shares, deferred Ordinary Shares, restricted share units, dividend equivalents, bonus Ordinary Shares or other share-based awards granted under the Plan is permitted;

●	If any Ordinary Shares subject to an award are withheld or applied as payment in connection with the exercise of an award or the withholding or payment of taxes related thereto, such Returned Ordinary Shares (as defined in the Plan) will not be treated as available again for grant under the Plan. Moreover, the number of Ordinary Shares available for issuance under the Plan may not be increased through the Company’s purchase of Ordinary Shares on the open market with the proceeds obtained from the exercise of any options granted under the Plan. Upon exercise of a share appreciation right that is settled in Ordinary Shares, the number of Ordinary Shares underlying the award will not be treated as available again for issuance under the Plan;

●	Subject to certain exception as per Section 4.2 of the Plan, share options and share appreciation rights will not be repriced without stockholder approval;

●	Except for awards previously granted, the Board may alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s shareholders, except if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Ordinary Shares may then be listed or quoted, or the Board determines to submit such amendments or alterations to shareholders for approval; and

●	The term of the Plan will expire, subject to the right of the Board to amend or terminate the Plan at any time (pursuant to Article 15 of the Plan), until the earlier of the tenth anniversary of the Plan’s effective date, or the date all Ordinary Shares subject to the Plan will have been purchased or acquired and the restrictions on all restricted Ordinary Shares granted under the Plan will have lapsed.

Based solely on the $[*] closing price of our Ordinary Shares as reported by the Nasdaq Capital Market on [*], 2026 and the maximum number of Ordinary Shares that would have been available for awards as of such date under the Plan, the maximum aggregate market value of the Ordinary Shares that could potentially be issued under the Plan is $[*]. The Ordinary Shares underlying any awards that are forfeited, canceled or otherwise terminated, other than by exercise, under the Plan, will be added back to the Ordinary Shares available for issuance under the Plan. Ordinary Shares tendered or held back upon exercise of a share option or settlement of an award under the Plan to cover the exercise price or tax withholding and Ordinary Shares subject to a share appreciation right that are not issued in connection with the share settlement of the share appreciation right upon exercise thereof, will not be added back to the Ordinary Shares available for issuance under the Plan. In addition, Ordinary Shares repurchased on the open market will not be added back to the Ordinary Shares available for issuance under the Plan.

Summary of the Plan

The following description of certain features of the Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Plan, which is attached hereto as Annex A.

Administration. The Plan will be administered by the Compensation Committee. However, in the event that the Board determines that the Compensation Committee will not be the administrator of the Plan, the term “Committee” as used in the Plan will mean the committee of the Board designated to administer the Plan, or the full Board should the Board so designate.

The Committee may delegate to the CEO any or all of the authority of the Committee with respect to Awards to Grantees other than grantees who are executive officers, non-employee directors, or persons who are subject to Section 16 of the Exchange Act at the time any such delegated authority is exercised.

The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Plan.

Eligibility. Any individual who is an employee (including any officer) of, a non-employee consultant to, or a non-employee director of, the Company or any subsidiary is eligible to participate in the Plan, subject to the discretion of the administrator. However, with respect to the grant of an incentive share option, an eligible person is any employee (including any officer) of the Company or any subsidiary. An eligible participant also includes an individual who is expected to become an employee to, non-employee consultant of or non-employee director of the Company or any Subsidiary within a reasonable period of time after the grant of an Award (other than an incentive share option).

Share Options. The Plan permits the grant of options to purchase Ordinary Shares intended to qualify as incentive share options under Section 422 of the Internal Revenue Code and non-qualified share options. Any option designated as an incentive share option may only be granted to employees of the Company and its subsidiaries; The exercise price of an option is determined in the sole discretion of the Committee but may not be less than 100% of the fair market value of a Company’s share on the grant date. If granted to a person possessing more than 10% of the total combined voting power of all classes of Ordinary Shares of the Company or any subsidiary, the exercise price may not be less than 110% of the Fair Market Value of a Share on its grant date. The term of each option may not be more than 10 years (five years if the grantee is a more than 10% owner) from its grant date, and shall be subject to earlier termination as provided herein or in the applicable award agreement. The option may not be assignable or transferable other than by will or the laws of descent and distribution, and may be exercised, during the grantee’s lifetime, only by the grantee; provided, however, that the grantee may, in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her options after the grantee’s death.

Additionally, to qualify as incentive share options, options must meet additional federal tax requirements, including a $100,000 limit on the value of Ordinary Shares subject to incentive share options that first become exercisable by a participant in any one calendar year (the “$100,000 Limit” pursuant to Section 422 of the Internal Revenue Code).

If options granted under the Plan fail to qualify as incentive share options by failing to meet the foregoing requirements, or otherwise failing to meet the requirements of Section 422 of the Code, they will be treated, for all purposes of the plan, as non-qualified options.

At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Share Option, or, otherwise, it may take any action necessary to prevent such option from being treated as an incentive share option.

Share Appreciation Rights. The Compensation Committee may award share appreciation rights, either alone or in addition to other awards granted under the plan, subject to such conditions and restrictions as the Compensation Committee may determine. The exercise price may not be less than 100% of the fair market value of the Ordinary Shares on the date of grant of the share appreciation right. Upon the exercise of a share appreciation right, a grantee is entitled to receive an amount determined by multiplying the excess of the fair market value of a share on the date of exercise over the exercise price by the number of Ordinary Shares with respect to which the share appreciation right is exercised. Any payment by the Company in respect of a share appreciation may be made in cash, Ordinary Shares, other property, or any combination thereof, as the Committee shall determine or, to the extent permitted under the terms of the applicable award agreement, at the election of the grantee.

Restricted Ordinary Shares. Subject to and consistent with the provisions of the Plan, the Committee may grant Restricted Ordinary Shares to any eligible person in such amounts as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Ordinary Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable securities laws. The Committee may determine that such conditions and/or restrictions lapse in the event of the grantee’s termination of affiliation to the Company, due to death, disability, or involuntary termination by the Company or a subsidiary without cause (as defined in the Plan). The Committee determines the amount, if any, that a grantee shall pay for the restricted Ordinary Shares. If Restricted Ordinary Shares are forfeited, and if the Grantee was required to pay for such Ordinary Shares or acquired such Restricted Ordinary Shares upon the exercise of an Option, the grantee shall be deemed to have resold such Restricted Ordinary Shares to the Company. Such Restricted Ordinary Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a shareholder of the Company, from and after the date of the event causing the forfeiture. The Committee may provide that the certificates (if any) for any Restricted Ordinary Shares shall be held in escrow by the Company until such Restricted Ordinary Shares become non-forfeitable or are forfeited.

Performance Share Units and Performance Ordinary Shares. Subject to and consistent with the provisions of the Plan, the Committee may designate an award as intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code. The Committee may also make an award of a cash bonus to a participant and designate such award as intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code. The Committee sets performance goals which will determine the number or value of the performance units or performance Ordinary Shares that will be paid to the grantee. A Performance Unit has an initial value established by the Committee at the time of grant. A Performance Share has an initial value equal to the Fair Market Value of a Share on the date of grant.

After the applicable Performance Period has ended, the holder of Performance Units or Performance Ordinary Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee. The Committee may reduce or eliminate the amount of the performance compensation Award earned through the use of negative discretion (consistent with Section 162(m) of the Code) if, in its judgment, such reduction or elimination is appropriate. The performance criteria that will be used to establish the performance goal(s) required to be achieved for the vesting of Performance Share Units or Performance Ordinary Shares shall be based on the attainment of specific levels of performance of the Company and/or one or more affiliates, divisions or operational units, or any combination of the foregoing, as determined by the Committee.

At the discretion of the Committee, the settlement of performance Share Units or Performance Ordinary Shares may be in cash, Ordinary Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement. If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period.

Deferred Ordinary Shares and Restricted Share Units. Subject to and consistent with the provisions of the Plan, the Committee, may grant deferred Ordinary Shares and/or restricted share units to a participant, in such amount and upon such terms as the Committee shall determine.

Deferred Ordinary Shares. Deferred Ordinary Shares are delivered upon expiration of a deferral period or upon the occurrence of one or more of the distribution events described in Section 409A(a)(2) of the Internal Revenue Code as specified by the Committee in the award agreement with the grantee. An award of deferred Ordinary Shares may be subject to such substantial risk of forfeiture conditions as the Committee may impose, which conditions may lapse at certain times or upon the achievement of certain objectives determined by the Committee.

Restricted share units. Delivery of Ordinary Shares subject to a grant of restricted share units occurs upon the expiration of the period during which the restricted share units are subject to a substantial risk of forfeiture.

A participant awarded deferred Ordinary Shares or restricted share units has no voting rights with respect to such deferred Ordinary Shares or restricted share units prior to the delivery of Ordinary Shares in settlement of such deferred Ordinary Shares and/or restricted share units. Unless otherwise determined by the Committee, a grantee has the right to receive dividend equivalents which shall be deemed reinvested in additional deferred Ordinary Shares or restricted share units.

Dividend Equivalents. The Compensation Committee may grant dividend equivalent rights to participants, alone or in conjunction with other awards. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Ordinary Shares or additional Awards or otherwise reinvested subject to distribution at the same time and subject to the same conditions as the Award to which it relates.

Bonus Ordinary Shares. Subject to the terms of the Plan, the Committee may grant bonus Ordinary Shares to any eligible person, upon such terms as the Committee determines.

Other Share-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant such other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Ordinary Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including Ordinary Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Ordinary Shares, and awards valued by reference to the value of securities of or the performance of specified Subsidiaries.

Adjustment in Authorized Ordinary Shares and Awards. In the event that the Committee determines that any dividend or other distribution, recapitalization, forward or reverse share split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination or repurchase or exchange of Ordinary Shares or other securities or other rights to purchase Ordinary Shares or other securities of the Company, or other similar corporate transaction, in order to prevent dilution or enlargement of the benefits, then the Committee adjust (i) the number and type of Ordinary Shares with respect to which awards may be granted, (ii) the number and type of Ordinary Shares subject to outstanding awards, (iii) the exercise price with respect to any option or share appreciation right or make provision for a cash payment to the holder of an award, and (iv) the number and kind of Ordinary Shares of outstanding restricted Ordinary Shares, or the Ordinary Shares underlying any other form of award.

Merger, Consolidation or Similar Corporate Transaction. In the event of a merger or consolidation of the Company with or into another entity or a sale of substantially all of the Ordinary Shares of the Company, unless an outstanding award is assumed by the surviving company or replaced with an equivalent award granted by the surviving company, the Committee will cancel any outstanding awards that are not vested and non-forfeitable as of the consummation of such corporate transaction (unless the Committee accelerates the vesting of any such awards). with respect to any vested and non-forfeitable awards, the Committee may either (i) allow grantees to exercise such awards of options and share appreciation rights within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding options or share appreciation right that remain unexercised upon consummation of the corporate transaction, or (ii) cancel any or all outstanding awards in exchange for a payment.

Liquidation, Winding-Up or Dissolution of the Company. In the event of liquidation, winding-up or dissolution of the Company, each award will terminate immediately prior to the consummation of such action, unless otherwise provided by the Committee. Additionally, the Committee may cause awards to be vested and non-forfeitable and cause any conditions on any such award to lapse and allow all grantees to exercise such awards of options and share appreciation right prior to the consummation of such proposed action. Any awards that remain unexercised upon consummation of such proposed action will be cancelled.

Withholding. The Committee may provide that when taxes under any applicable law are to be withheld in connection with the exercise of an option or share appreciation right, or upon the lapse of restrictions on restricted Ordinary Shares, or upon the transfer of Ordinary Shares, or upon payment of any other benefit or right under the Plan, the grantee may elect to make payment for the withholding of taxes under applicable law.

Amendments and Termination. The Board may at any time amend or discontinue the Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent.

Amendments shall also be subject to approval by our shareholders if and to the extent determined by the Compensation Committee to be required by the Internal Revenue Code to preserve the qualified status of incentive share options.

Effective Date of Plan. The Plan was approved by our Board on [*], 2026. Awards of incentive share options may be granted under the Plan until [*], 2036. No other awards may be granted under the Plan after the date that is ten years from the date of shareholder approval.

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the Plan. It does not describe all federal tax consequences under the 2025 Plan, nor does it describe state or local tax consequences.

Incentive Share Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive share option. If Ordinary Shares issued to an optionee pursuant to the exercise of an incentive share option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such Ordinary Shares, any amount realized in excess of the exercise price (the amount paid for the Ordinary Shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) we will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive share option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If Ordinary Shares acquired upon the exercise of an incentive share option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the Ordinary Shares at exercise (or, if less, the amount realized on a sale of such Ordinary Shares) over the exercise price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive share option is paid by tendering Ordinary Shares.

If an incentive share option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive share option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the Ordinary Shares on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the Ordinary Shares have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering Ordinary Shares. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. We generally will be entitled to a tax deduction in connection with other awards under the Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to us, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Under Section 162(m) of the Code, our deduction for awards under the Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1,000,000 a year.

Resolution to be passed

It is proposed that shareholders pass the following ordinary resolution:

It is resolved as an Ordinary Resolution that shareholders of the Company hereby approve the 2026 Omnibus Equity Incentive Plan.

Vote Required and Board Recommendation

The adoption of the Company’s 2026 Omnibus Equity Incentive Plan requires shareholders to pass an ordinary resolution, being a resolution passed by a simple majority of the votes cast by shareholders as, being entitled to do so, vote in person or by proxy on the election of directors at the Annual Meeting.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL AND RATIFICATION OF THE BIT DIGITAL 2026 OMNIBUS EQUITY INCENTIVE PLAN.

PROPOSAL 4

TO RATIFY THE APPOINTMENT OF THE COMPANY’S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has recommended that the Board selects and the Board has selected Audit Alliance, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Audit Alliance, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, our Audit Committee intends to reconsider the selection of Audit Alliance, LLP as our independent registered public accounting firm.

Audit Alliance, LLP has audited our financial statements for the fiscal year ended December 31, 2025. The following is a summary of fees paid or to be paid to Audit Alliance, LLP for services rendered.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Audit Alliance, LLP in connection with regulatory filings. The aggregate fees billed by Audit Alliance, LLP for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the years ended December 31, 2025 and 2024 totaled $242,055 and $304,300, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We paid Audit Alliance, LLP $156,590 and $100,560, respectively, in audit related fees during the years ended December 31, 2025 and 2024.

Tax Fees. We did not pay Audit Alliance, LLP for tax planning and tax advice for the years ended December 31, 2025 and 2024.

All Other Fees. We did not pay Audit Alliance, LLP for other services for the years ended December 31, 2025 and 2024.

Our audit committee has determined that the services provided by Audit Alliance, LLP are compatible with maintaining the independence of Audit Alliance, LLP as our independent registered public accounting firm.

Resolution to be passed

It is proposed that shareholders pass the following ordinary resolution:

It is resolved as an Ordinary Resolution that that the appointment of Audit Alliance, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 be confirmed, ratified and approved.

Vote Required and Board Recommendation

The affirmative vote of a majority of votes cast by, or on behalf of, the shareholders entitled to vote at the Annual Meeting is required to approve this proposal.

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF AUDIT ALLIANCE, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

OTHER MATTERS

We are not aware of any matters other than those stated in this Proxy Statement that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders wishing to communicate with the Board or any individual director may write to the Board or the individual director to the Board, Bit Digital, Inc., 31 Hudson Yards, New York, NY, 10001; (212) 463-5121. Any such communication must state the number of Shares beneficially owned by the shareholder making the communication. All such communications will be forwarded to the full Board or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case the Company has the authority to discard the communication or take appropriate legal action regarding the communication.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual and current reports and other documents with the SEC under the Exchange Act. The Company’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov. You may read and copy any document the Company files at the website of the SEC referred to above. The Company’s file number with the SEC is 001-38421.

June [●], 2026	By Order of the Board of Directors

/s/ Erke Huang
	Title:	Erke Huang, Secretary

ANNEX A

BIT DIGITAL, INC.

2026 OMNIBUS EQUITY INCENTIVE PLAN

A-i

2.38	“Section 16 Person”	5
2.39	“Share”	5
2.40	“Share Appreciation Right” or “SAR”	5
2.41	“Subsidiary”	5
2.42	“Surviving Company”	5
2.43	“Term”	5
2.44	“Termination of Affiliation”	5

Article 3. Administration		5
3.1	Committee	5
3.2	Powers of Committee	6
3.3	No Repricings	8

Article 4. Shares Subject to the Plan		8
4.1	Number of Shares Available for Grants	8
4.2	Adjustments in Authorized Shares and Awards; Corporate Transaction, Liquidation or Dissolution	9

Article 5. Eligibility and General Conditions of Awards		10
5.1	Eligibility	10
5.2	Award Agreement	10
5.3	General Terms and Termination of Affiliation	10
5.4	Nontransferability of Awards	10
5.5	Cancellation and Rescission of Awards	11
5.6	Stand-Alone, Tandem and Substitute Awards	11
5.7	Compliance with Rule 16b-3	11
5.8	Deferral of Award Payouts	12

Article 6. Share Options		12
6.1	Grant of Options	12
6.2	Award Agreement	12
6.3	Option Exercise Price	12
6.4	Grant of Incentive Share Options	12
6.5	Payment of Exercise Price	14

Article 7. Share Appreciation Rights		14
7.1	Issuance	14
7.2	Award Agreements	14
7.3	SAR Exercise Price	14
7.4	Exercise and Payment	14

Article 8. Restricted Shares		15
8.1	Grant of Restricted Shares	15
8.2	Award Agreement	15
8.3	Consideration for Restricted Shares	15
8.4	Effect of Forfeiture	15
8.5	Escrow; Legends	15

Article 9. Performance Share Units and Performance Shares		15
9.1	Grant of Performance Share Units and Performance Shares	15

A-ii

9.2	Value/Performance Goals	16
9.3	Earning of Performance Share Units and Performance Shares	16

Article 10. Deferred Shares and Restricted Share Units		17
10.1	Grant of Deferred Shares and Restricted Share Units	17
10.2	Vesting and Delivery	17
10.3	Voting and Dividend Equivalent Rights Attributable to Deferred Shares and Restricted Share Units	17

Article 11. Dividend Equivalents		18

Article 12. Bonus Shares		18

Article 13. Other Share-Based Awards		18

Article 14. Non-Employee Director Awards		18

Article 15. Amendment, Modification, and Termination		19
15.1	Amendment, Modification, and Termination	19
15.2	Awards Previously Granted	19

Article 16. Compliance with Code Section 409A		19

Article 17. Withholding		19
17.1	Required Withholding	19
17.2	Notification under Code Section 83(b)	20

Article 18. Additional Provisions		20
18.1	Successors	20
18.2	Severability	20
18.3	Requirements of Law	20
18.4	Securities Law Compliance	21
18.5	Forfeiture Events	21
18.6	No Rights as a Shareholder	22
18.7	Nature of Payments	22
18.8	Non-Exclusivity of Plan	22
18.9	Governing Law	22
18.10	Unfunded Status of Awards; Creation of Trusts	22
18.11	Affiliation	22
18.12	Participation	22
18.13	Construction	23
18.14	Headings	23
18.15	Obligations	23
18.16	No Right to Continue as Director	23
18.17	Shareholder Approval	23
18.18	Forfeiture of Shares	23
18.19	Share Issuances	23
18.20	No Dividends on Unvested Awards	23

A-iii

BIT DIGITAL, INC.

2026 OMNIBUS EQUITY INCENTIVE PLAN

Article 1.
Effective Date, Objectives and Duration

1.1 Effective Date of the Plan. The Board of Bit Digital, Inc, an exempted company limited by shares and incorporated under the laws of the Cayman Islands (the “Company”) adopted the Bit Digital, Inc. 2026 Omnibus Incentive Plan (the “Plan”) effective as of May [●], 2026 (the “Effective Date”).

1.2 Objectives of the Plan. The Plan is intended (a) to allow selected employees of and consultants to the Company and its Subsidiaries to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Subsidiaries in attracting new employees, officers and consultants and retaining existing employees and consultants, (b) to optimize the profitability and growth of the Company and its Subsidiaries through incentives which are consistent with the Company’s goals, (c) to provide Grantees with an incentive for excellence in individual performance, (d) to promote teamwork among employees, consultants and Non-Employee Directors, and (e) to attract and retain highly qualified persons to serve as Non-Employee Directors and to promote ownership by such Non-Employee Directors of a greater proprietary interest in the Company, thereby aligning such Non-Employee Directors’ interests more closely with the interests of the Company’s shareholders.

1.3 Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Article 15 hereof, until the earlier of the tenth anniversary of the Effective Date, or the date all Shares subject to the Plan shall have been purchased or acquired and the restrictions on all Restricted Shares granted under the Plan shall have lapsed, according to the Plan’s provisions.

Article 2.
Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1 “Applicable Law” means (i) the laws of the Cayman Islands as they relate to the Company and its Shares; (ii) the legal requirements relating to the Plan and the Awards under applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders of any jurisdiction applicable to Awards granted to residents; and (iii) the rules of any applicable securities exchange, national market system or automated quotation system on which the Shares are listed, quoted or traded.

2.2 “Award” means Options (including non-qualified options and Incentive Share Options), SARs, Restricted Shares, Performance Share Units (which may be paid in cash), Performance Shares, Deferred Shares, Restricted Share Units, Dividend Equivalents, Bonus Shares or Other Share-Based Awards granted under the Plan.

2.3 “Award Agreement” means either (a) a written agreement entered into by the Company and a Grantee setting forth the terms and provisions applicable to an Award granted under the Plan, or (b) a written statement issued by the Company to a Grantee describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by the Grantee.

2.4 “Board” means the Board of Directors of the Company, from time to time.

2.5 “Bonus Shares” means Shares that are awarded to a Grantee with or without cost and without restrictions either in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise), as an inducement to become an Eligible Person or, with the consent of the Grantee, as payment in lieu of any cash remuneration otherwise payable to the Grantee.

2.6 “Cause” means, except as otherwise defined in an Award Agreement:

(a) the commission of any act by a Grantee constituting a felony or crime of moral turpitude (or their equivalent in a non-United States jurisdiction);

(b) an act of dishonesty, fraud, intentional misrepresentation, or harassment which, as determined in good faith by the Committee, would: (i) materially adversely affect the business or the reputation of the Company or any of its Subsidiaries with their respective current or prospective customers, suppliers, lenders and/or other third parties with whom such entity does or might do business; or (ii) expose the Company or any of its Subsidiaries to a risk of civil or criminal legal damages, liabilities or penalties;

(c) any material misconduct in violation of the Company’s or a Subsidiary’s written policies; or

(d) willful and deliberate non-performance of the Grantee’s duties in connection with the business affairs of the Company or its Subsidiaries;

provided, however, that if the Grantee has a written employment or consulting agreement with the Company or any of its Subsidiaries or participates in any severance plan established by the Company applicable to Awards granted to the Grantee under the Plan that includes a definition of “cause” (or a substantially equivalent term), then Cause shall have the meaning set forth in such employment or consulting agreement or severance plan.

2.7 “CEO” means the Chief Executive Officer of the Company or any other named executive officer.

2.8 “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

2.9 “Committee” has the meaning set forth in Section 3.1.

2.10 “Company” means Bit Digital, Inc., an exempted company limited by shares and incorporated under the laws of the Cayman Islands.

2.11 “Compensation Committee” means the compensation committee of the Board.

2.12 “Corporate Transaction” has the meaning set forth in Section 4.2(b).

2.13 “Deferred Shares” means a right, granted under Article 10, to receive Shares at the end of a specified deferral period.

2.14 “Disability” or “Disabled” means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan, a Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

2.15 “Dividend Equivalent” means a right to receive payments equal to dividends or property, if and when paid or distributed, on a specified number of Shares.

2.16 “Effective Date” has the meaning set forth in Section 1.1.

2.17 “Eligible Person” means any individual who is an employee (including any officer) of, a non-employee consultant to, or a Non-Employee Director of, the Company or any Subsidiary; provided, however, that solely with respect to the grant of an Incentive Share Option, an Eligible Person shall be any employee (including any officer) of the Company or any Subsidiary. Notwithstanding the foregoing, an Eligible Person shall also include an individual who is expected to become an employee to, non-employee consultant of or Non-Employee Director of the Company or any Subsidiary within a reasonable period of time after the grant of an Award (other than an Incentive Share Option); provided that any Award granted to any such individual shall be automatically terminated and cancelled without consideration if the individual does not begin performing services for the Company or any Subsidiary within twelve (12) months after the Grant Date. Solely for purposes of Section 5.6(b), current or former employees or non-employee directors of, or consultants to, an Acquired Entity who receive Substitute Awards in substitution for Acquired Entity Awards shall be considered Eligible Persons under this Plan with respect to such Substitute Awards.

2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.

2.19 “Exercise Price” means (a) with respect to an Option, the price at which a Share may be purchased by a Grantee pursuant to such Option or (b) with respect to an SAR, the price established at the time an SAR is granted pursuant to Article 7, which is used to determine the amount, if any, of the payment due to a Grantee upon exercise of the SAR. Notwithstanding the foregoing, the Exercise Price may never be less than the par value per Share, as may change from time to time.

2.20 “Fair Market Value” means, as of any date, unless otherwise specifically provided in an Award Agreement, the value of Shares determined as follows:

(a) If the Shares are listed on one or more established and regulated securities exchanges, national market systems or automated quotation systems on which Shares are listed, quoted or traded, Fair Market Value means a price that is based on the opening, closing, actual, high, low, or the arithmetic mean of selling prices of a Share reported on the principal exchange or system on which the Shares are traded on the applicable date or the preceding trading day.

(b) If the Shares are traded over the counter at the time a determination of Fair Market Value is required to be made hereunder, Fair Market Value shall be deemed to be equal to the arithmetic mean between the reported high and low or closing bid and asked prices of a Share on the applicable date, or if no such trades were made that day then the most recent date on which Shares were publicly traded.

(c) In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate.

2.21 “Grant Date” means the date on which an Award is granted or such later date as specified in advance by the Committee.

2.22 “Grantee” means a person who has been granted an Award.

2.23 “Incentive Share Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

2.24 “Including” or “includes” means “including, without limitation,” or “includes, without limitation,” respectively.

2.25 “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Subsidiary.

2.26 “Option” means an option granted under Article 6 of the Plan.

2.27 “Other Share-Based Award” means a right, granted under Article 13 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares.

2.28 “Performance Period” means, with respect to an Award of Performance Shares or Performance Share Units, the period of time during which the performance vesting conditions applicable to such Award must be satisfied.

2.29 “Performance Share” and “Performance Share Unit” have the respective meanings set forth in Article 9.

2.30 “Period of Restriction” means the period during which Restricted Shares are subject to forfeiture if the conditions specified in the Award Agreement are not satisfied.

2.31 “Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

2.32 “Restricted Shares” means Shares, granted under Article 8, that are both subject to forfeiture and are nontransferable if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

2.33 “Restricted Share Units” are rights, granted under Article 10, to receive Shares if the Grantee satisfies the conditions specified in the Award Agreement applicable to such rights.

2.34 “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

2.35 “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

2.36 “Section 16 Non-Employee Director” means a member of the Board who satisfies the requirements to qualify as a “non-employee director” under Rule 16b-3.

2.37 “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

2.38 “Share” means an ordinary share of the Company, par value US$0.01, and such other securities of the Company, as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof.

2.39 “Share Appreciation Right” or “SAR” means an Award granted under Article 7 of the Plan.

2.40 “Subsidiary” means any corporation or other entity, including but not limited to partnerships, limited liability companies, exempted companies and joint ventures, with respect to which the Company, directly or indirectly, owns as applicable (a) shares possessing more than fifty percent (50%) of the total combined voting power of all classes of shares entitled to vote, or more than fifty percent (50%) of the total value of all shares of all classes of shares of such corporation, or (b) an aggregate of more than fifty percent (50%) of the profits interest or capital interest of a non-corporate entity.

2.41 “Surviving Company” means (a) the surviving entity in any merger, consolidation or similar transaction, involving the Company (including the Company if the Company is the surviving entity), (b) or the direct or indirect parent company of such surviving entity or (c) the direct or indirect parent company of the Company following a sale of substantially all of the issued and outstanding Shares of the Company.

2.42 “Term” of any Option or SAR means the period beginning on the Grant Date of an Option or SAR and ending on the date such Option or SAR expires, terminates or is cancelled. No Option or SAR granted under this Plan shall have a Term exceeding 10 years.

2.43 “Termination of Affiliation” occurs on the first day on which an individual is for any reason no longer performing services for the Company or any Subsidiary in the capacity of an employee of, a non-employee consultant to, or a Non-Employee Director of, the Company or any Subsidiary or with respect to an individual who is an employee of, a non-employee consultant to or a Non-Employee Director of a Subsidiary, the first day on which such entity ceases to be a Subsidiary of the Company unless such individual continues to perform Services for the Company or another Subsidiary without interruption after such entity ceases to be a Subsidiary.

Article 3.
Administration

3.1 Committee.

(a) Subject to Article 14, and to subsection (b) and to Section 3.2, the Plan shall be administered by the Compensation Committee. In the event that the Board determines that the Compensation Committee shall not be the administrator of the Plan, the term “Committee” as used hereunder shall (except as provided for in subsection (b)) mean the committee of the Board designated to administer the Plan, or the full Board should the Board so designate. The Committee may delegate to the CEO any or all of the authority of the Committee with respect to Awards to Grantees other than Grantees who are executive officers, Non-Employee Directors, or Section 16 Persons at the time any such delegated authority is exercised.

(b) Unless the context requires otherwise, any references herein to “Committee” include references to the CEO to the extent the CEO has been delegated authority pursuant to subsection (a); provided that (i) for purposes of Awards to Non-Employee Directors, “Committee” shall include only the full Board, and (ii) for purposes of Awards intended to comply with Rule 16b-3, the “Committee” shall include only the Compensation Committee.

3.2 Powers of Committee. Subject to and consistent with the provisions of the Plan (including Article 14), the Committee has full and final authority and sole discretion as follows; provided that any such authority or discretion exercised with respect to a specific Non-Employee Director shall be approved by a majority of the members of the Board, but excluding the Non-Employee Director with respect to whom such authority or discretion is exercised:

(a) to determine when, to whom and in what types and amounts Awards should be granted;

(b) to grant Awards to Eligible Persons in any number and to determine the terms and conditions applicable to each Award (including the number of Shares or the amount of cash or other property to which an Award will relate, any Exercise Price or purchase price, any limitation or restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictions on exercisability or transferability, any performance goals including those relating to the Company and/or a Subsidiary and/or any division thereof and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine);

(c) to determine the benefit payable, including where applicable the number of Shares issued, under any Performance Share Unit, Performance Share, Dividend Equivalent, Other Share-Based Award or Cash Incentive Award and to determine whether any performance or vesting conditions have been satisfied;

(d) to determine whether or not specific Awards shall be granted in connection with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards and all other matters to be determined in connection with an Award;

(e) to determine the Term of any Option or SAR;

(f) to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

(g) to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time;

(h) to determine with respect to Awards granted to Eligible Persons whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee or automatically pursuant to the terms of the Award Agreement;

(i) to offer to exchange or buy out any previously granted Award for a payment in cash, Shares or other Award;

(j) to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

(k) to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

(l) to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(m) to determine the terms and conditions of all Award Agreements applicable to Eligible Persons (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment (i) which does not adversely affect the rights of the Grantee, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new Applicable Law or change in an existing Applicable Law, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

(n) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

(o) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee;

(p) to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting the Company or a Subsidiary or the financial statements of the Company or a Subsidiary, or in response to changes in Applicable Law, regulations or accounting principles;

(q) to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan; and

(r) to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, any Grantee, any person claiming any rights under the Plan from or through any Grantee, and shareholders. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Subject to Section 3.1(b), the Committee may delegate to officers of the Company or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan.

3.3 No Repricings. Notwithstanding any provision in Section 3.2 to the contrary, the terms of any outstanding Option or SAR may not be amended to reduce the Exercise Price of such Option or SAR or cancel any outstanding Option or SAR in exchange for other Options or SARs with an Exercise Price that is less than the Exercise Price of the cancelled Option or SAR or for any cash payment (or Shares having a Fair Market Value) in an amount that exceeds the excess of the Fair Market Value of the Shares underlying such cancelled Option or SAR over the aggregate Exercise Price of such Option or SAR or for any other Award, without shareholder approval; provided, however, that the restrictions set forth in this Section 3.3, shall not apply (i) unless the Company has a class of shares that is registered under Section 12 of the Exchange Act or (ii) to any adjustment allowed under to Section 4.2.

Article 4.
Shares Subject to the Plan

4.1 Number of Shares Available for Grants.

(a) Subject to adjustment as provided in Section 4.2 and except as provided in Section 5.6(b), the maximum number of Shares hereby reserved for issuance under the Plan (including Incentive Share Options) shall be fifteen million (15,000,000) Shares.

(b) If any Shares subject to an Award granted hereunder (other than a Substitute Award granted pursuant to Section 5.6(b)) are forfeited or such Award otherwise terminates without payment or delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan except where otherwise specified hereunder. For avoidance of doubt, however, if any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award or the withholding or payment of taxes related thereto (“Returned Shares”), such Returned Shares will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for grant under the Plan. Moreover, the number of Shares available for issuance under the Plan may not be increased through the Company’s purchase of Shares on the open market with the proceeds obtained from the exercise of any Options granted hereunder. Upon settlement of an SAR, the number of Shares underlying the portion of the SAR that is exercised will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for issuance under the Plan.

(c) Shares issued pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan. Additionally, at the discretion of the Committee, any Shares distributed pursuant to an Award may be represented by American Depositary Shares.

4.2 Adjustments in Authorized Shares and Awards; Corporate Transaction, Liquidation or Dissolution.

(a) Adjustment in Authorized Shares and Awards. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, equity, or other property), recapitalization, forward or reverse share split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the Exercise Price with respect to any Option or SAR or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, and (iv) the number and kind of Shares of outstanding Restricted Shares, or the Shares underlying any other form of Award. Notwithstanding the foregoing, no such adjustment shall be authorized with respect to any Options or SARs to the extent that such adjustment would cause the Option or SAR to violate Section 424(a) of the Code or otherwise subject any Grantee to taxation under Section 409A of the Code; and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(b) Merger, Consolidation or Similar Corporate Transaction. In the event of a merger or consolidation of the Company with or into another entity or a sale of substantially all of the Shares of the Company (a “Corporate Transaction”), unless an outstanding Award is assumed by the Surviving Company or replaced with an equivalent Award granted by the Surviving Company in substitution for such outstanding Award, the Committee shall cancel any outstanding Awards that are not vested and non-forfeitable as of the consummation of such Corporate Transaction (unless the Committee accelerates the vesting of any such Awards) and with respect to any vested and non-forfeitable Awards, the Committee may either (i) allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding Options or SARs that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all of such outstanding Awards in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the Grantee would have received (net of the Exercise Price with respect to any Options or SARs) if such vested Awards were settled or distributed or such vested Options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. Notwithstanding the foregoing, if an Option or SAR is not assumed by the Surviving Company or replaced with an equivalent Award issued by the Surviving Company and the Exercise Price with respect to any outstanding Option or SAR exceeds the Fair Market Value of the Shares immediately prior to the consummation of the Corporation Transaction, such Awards shall be cancelled without any payment to the Grantee.

(c) Liquidation, Winding-Up or Dissolution of the Company. In the event of the proposed liquidation, winding-up or dissolution of the Company, each Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. Additionally, the Committee may, in the exercise of its sole discretion, cause Awards to be vested and non-forfeitable and cause any conditions on any such Award to lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable and allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of such proposed action. Any Awards that remain unexercised upon consummation of such proposed action shall be cancelled.

Article 5.
Eligibility and General Conditions of Awards

5.1 Eligibility. The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award; provided, however, that all Awards made to Non-Employee Directors shall be determined by the Board in its sole discretion.

5.2 Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

5.3 General Terms and Termination of Affiliation. The Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or, subject to the provisions of Section 15.2, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including terms requiring forfeiture, acceleration or pro-rata acceleration of Awards in the event of a Termination of Affiliation by the Grantee. Awards may be granted for no consideration other than prior and future services. Except as set forth in an Award Agreement or as otherwise determined by the Committee, (a) all Options and SARs that are not vested and exercisable at the time of a Grantee’s Termination of Affiliation, and any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested at the time of the Grantee’s Termination of Affiliation shall be forfeited to the Company and (b) all outstanding Options and SARs not previously exercised shall expire three months after the Grantee’s Termination of Affiliation. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate any Applicable Law.

5.4 Non-transferability of Awards.

(a) Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under Applicable Law, by the Grantee’s guardian or legal representative.

(b) No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, mortgaged, encumbered, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company), and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided that the designation of a beneficiary to receive benefits in the event of the Grantee’s death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(c) Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Agreement or as otherwise approved by the Committee, Options (other than Incentive Share Options) and Restricted Shares, may be transferred, without consideration, to a Permitted Transferee. For this purpose, a “Permitted Transferee” in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Grantee or members of his or her Immediate Family; and the “Immediate Family” of a Grantee means the Grantee’s spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews. Such Option may be exercised by such transferee in accordance with the terms of the Award Agreement. If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to and consistent with the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

5.5 Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation.

5.6 Stand-Alone, Tandem and Substitute Awards.

(a) Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan unless such tandem or substitution Award would subject the Grantee to tax penalties imposed under Section 409A of the Code. If an Award is granted in substitution for another Award or any non-Plan award or benefit, the Committee shall require the surrender of such other Award or non-Plan award or benefit in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or non-Plan awards or benefits may be granted either at the same time as or at a different time from the grant of such other Awards or non-Plan awards or benefits; provided, however, that if any SAR is granted in tandem with an Incentive Share Option, such SAR and Incentive Share Option must have the same Grant Date, Term and the Exercise Price of the SAR may not be less than the Exercise Price of the Incentive Share Option.

(b) The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Awards under the Plan (“Substitute Awards”) in substitution for Shares and Share-based awards (“Acquired Entity Awards”) held by current or former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Persons as the result of a merger or consolidation of the employing corporation or other entity (the “Acquired Entity”) with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or shares of the Acquired Entity immediately prior to such merger, consolidation or acquisition in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value. The limitations in Section 4.1(a) on the number of Shares reserved or available for grants shall not apply to Substitute Awards granted under this Section 5.6(b).

5.7 Compliance with Rule 16b-3. The provisions of this Section 5.7 will apply as the Company has a class of Shares that is registered under Section 12 of the Exchange Act.

(a) Six-Month Holding Period Advice. Unless a Grantee could otherwise dispose of or exercise a derivative security or dispose of Shares issued under the Plan without incurring liability under Section 16(b) of the Exchange Act, the Committee may advise or require a Grantee to comply with the following in order to avoid incurring liability under Section 16(b) of the Exchange Act: (i) at least six months must elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security, and (ii) Shares granted or awarded under the Plan other than upon exercise or conversion of a derivative security must be held for at least six months from the date of grant of an Award.

(b) Reformation to Comply with Exchange Act Rules. To the extent the Committee determines that a grant or other transaction by a Section 16 Person should comply with applicable provisions of Rule 16b-3 (except for transactions exempted under alternative Exchange Act rules), the Committee shall take such actions as necessary to make such grant or other transaction so comply, and if any provision of this Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 as then applicable to any such grant or transaction, such provision will be construed or deemed amended, if the Committee so determines, to the extent necessary to conform to the then applicable requirements of Rule 16b-3.

(c) Rule 16b-3 Administration. Any function relating to a Section 16 Person shall be performed solely by the Committee or the Board if necessary to ensure compliance with applicable requirements of Rule 16b-3, to the extent the Committee determines that such compliance is desired. Each member of the Committee or person acting on behalf of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants or any executive compensation consultant or attorney or other professional retained by the Company to assist in the administration of the Plan.

5.8 Deferral of Award Payouts. The Committee may permit a Grantee to defer, or if and to the extent specified in an Award Agreement require the Grantee to defer, receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the lapse or waiver of restrictions with respect to Restricted Share Units, the satisfaction of any requirements or goals with respect to Performance Share Units or Performance Shares, the lapse or waiver of the deferral period for Deferred Shares, or the lapse or waiver of restrictions with respect to Other Share-Based Awards or Cash Incentive Awards. If the Committee permits such deferrals, the Committee shall establish rules and procedures for making such deferral elections and for the payment of such deferrals. Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee as specified in the Award Agreement or pursuant to the Grantee’s deferral election.

Article 6.
Share Options

6.1 Grant of Options. Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the Term of the Option, the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

6.3 Option Exercise Price. The Exercise Price of an Option under this Plan shall be determined in the sole discretion of the Committee but may not be less than 100% of the Fair Market Value of a Share on the Grant Date.

6.4 Grant of Incentive Share Options. At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Share Option. Any Option designated as an Incentive Share Option:

(a) shall be granted only to an employee of the Company or a Subsidiary;

(b) shall have an Exercise Price of not less than 100% of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns Shares (including Shares treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of shares of the Company or any Subsidiary (a “More Than 10% Owner”), have an Exercise Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

(c) shall be for a period of not more than 10 years (five years if the Grantee is a More Than 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(d) shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Share Options (whether granted under the Plan or any other share option plan of the Grantee’s employer or any parent or Subsidiary (“Other Plans”)) are exercisable for the first time by such Grantee during any calendar year (“Current Grant”), determined in accordance with the provisions of Section 422 of the Code, which exceeds US$100,000 (the “$100,000 Limit”);

(e) shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Share Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a separate option that is not an Incentive Share Option at such date or dates as are provided in the Current Grant;

(f) shall require the Grantee to notify the Committee of any disposition of any Shares issued pursuant to the exercise of the Incentive Share Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) (“Disqualifying Disposition”) within 10 days of such a Disqualifying Disposition;

(g) shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Share Option after the Grantee’s death; and

(h) shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Share Option, be treated for all purposes of this Plan, except as otherwise provided in subsections (d) and (e) above, as an Option that is not an Incentive Share Option.

Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Share Option), take any action necessary to prevent such Option from being treated as an Incentive Share Option.

6.5 Payment of Exercise Price. Except as otherwise provided in an Award Agreement, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means:

(a) cash, personal check or wire transfer;

(b) with the approval of the Committee, delivery of Shares owned by the Grantee prior to exercise, valued at Fair Market Value on the date of exercise;

(c) with the approval of the Committee, Shares acquired upon the exercise of such Option, such Shares valued at Fair Market Value on the date of exercise;

(d) with the approval of the Committee, Restricted Shares held by the Grantee prior to the exercise of the Option, valued at Fair Market Value on the date of exercise; or

(e) subject to Applicable Law (including the prohibited loan provisions of Section 402 of the Sarbanes Oxley Act of 2002 if applicable), through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

The Committee may in its discretion specify that, if any Restricted Shares (“Tendered Restricted Shares”) are used to pay the Exercise Price, (x) all the Shares acquired on exercise of the Option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option, or (y) a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option.

Article 7.
Share Appreciation Rights

7.1 Issuance. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to any Eligible Person either alone or in addition to other Awards granted under the Plan. Such SARs may, but need not, be granted in connection with a specific Option granted under Article 6. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.

7.2 Award Agreements. Each SAR grant shall be evidenced by an Award Agreement in such form as the Committee may approve and shall contain such terms and conditions not inconsistent with other provisions of the Plan as shall be determined from time to time by the Committee.

7.3 SAR Exercise Price. The Exercise Price of a SAR shall be determined by the Committee in its sole discretion; provided that the Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the date of the grant of the SAR.

7.4 Exercise and Payment. Upon the exercise of an SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price; by

(b) The number of Shares with respect to which the SAR is exercised.

SARs shall be deemed exercised on the date written notice of exercise in a form acceptable to the Committee is received by the Company. The Company shall make payment in respect of any SAR within five (5) days of the date the SAR is exercised. Any payment by the Company in respect of a SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine or, to the extent permitted under the terms of the applicable Award Agreement, at the election of the Grantee.

Article 8.
Restricted Shares

8.1 Grant of Restricted Shares. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

8.2 Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable securities laws; provided that such conditions and/or restrictions may lapse, if so determined by the Committee, in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or a Subsidiary without Cause.

8.3 Consideration for Restricted Shares. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares.

8.4 Effect of Forfeiture. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a shareholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.

8.5 Escrow; Legends. The Committee may provide that the certificates (if any) for any Restricted Shares (x) shall be held (together with a share transfer power executed in blank by the Grantee) in escrow by the Company until such Restricted Shares become non-forfeitable or are forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares under the Plan. If any Restricted Shares become non-forfeitable, the Company shall cause certificates (if any) for such shares to be delivered without such legend.

Article 9.
Performance Share Units and Performance Shares

9.1 Grant of Performance Share Units and Performance Shares. Subject to and consistent with the provisions of the Plan, Performance Share Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. The Committee shall have the authority, at the time of grant of any Award under this Plan, to designate such Award as an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. The Committee shall also have the authority to make an award of a cash bonus to any Grantee and designate such Award as an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

9.2 Value/Performance Goals. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee.

(a) Performance Unit. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.

(b) Performance Share. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

9.3 Earning of Performance Share Units and Performance Shares.

(a) After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee. In determining the actual amount of an individual Grantee’s performance compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the performance compensation Award earned during the Performance Period through the use of negative discretion (consistent with Section 162(m) of the Code) if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion, except as is otherwise provided in this Plan, to (A) grant or provide payment in respect of performance compensation Awards for a Performance Period if the performance goals for such Performance Period have not been attained; or (B) increase a performance compensation Award above the applicable overall share issuance limitations set forth in this Plan.

(b) The performance criteria that will be used to establish the performance goal(s) required to be achieved for the vesting of Performance Share Units or Performance Shares shall be based on the attainment of specific levels of performance of the Company and/or one or more Affiliates, divisions or operational units, or any combination of the foregoing, as determined by the Committee, which criteria will be based on one or more of the following business criteria or any combination thereof: (i) revenue; (ii) sales; (iii) profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); (iv) earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures); (v) net income (before or after taxes, operating income or other income measures); (vi) cash (cash flow, cash generation or other cash measures); (vii) share price or performance; (viii) total shareholder return (share price appreciation plus reinvested dividends divided by beginning share price); (ix) economic value added; (x) return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); (xi) market share; (xii) improvements in capital structure; (xiii) expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); (xiv) business expansion or consolidation (acquisitions and divestitures); (xv) internal rate of return or increase in net present value; (xvi) working capital targets relating to inventory and/or accounts receivable; (xvii) inventory management; (xviii) service or product delivery or quality; (xix) employee retention; (xx) safety standards; (xxi) productivity measures; (xxii) cost reduction measures; and/or (xxiii) strategic plan development and implementation.

(c) At the discretion of the Committee, the settlement of Performance Share Units or Performance Shares may be in cash, Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement.

(d) If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period.

(e) At the discretion of the Committee, a Grantee may be entitled to receive any dividends or Dividend Equivalents declared with respect to Shares issuable in connection with vested Performance Shares which have been earned, but not yet issued to the Grantee.

Article 10.
Deferred Shares and Restricted Share Units

10.1 Grant of Deferred Shares and Restricted Share Units. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Deferred Shares and/or Restricted Share Units to any Eligible Person, in such amount and upon such terms as the Committee shall determine.

10.2 Vesting and Delivery.

(a) Deferred Shares. Delivery of Shares subject to a Deferred Shares grant will occur upon expiration of the deferral period or upon the occurrence of one or more of the distribution events described in Section 409A(a)(2) of the Code as specified by the Committee in the Grantee’s Award Agreement for the Award of Deferred Shares. An Award of Deferred Shares may be subject to such substantial risk of forfeiture conditions as the Committee may impose, which conditions may lapse at such times or upon the achievement of such objectives as the Committee shall determine at the time of grant or thereafter. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Deferred Shares remains subject to a substantial risk of forfeiture, such Deferred Shares shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or a Subsidiary without “cause.”

(b) Restricted Share Units. Delivery of Shares subject to a grant of Restricted Share Units will occur upon the expiration of the period during which the Restricted Share Units are subject to a substantial risk of forfeiture. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Restricted Share Units remains subject to a substantial risk of forfeiture, such Restricted Share Units shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or a Subsidiary without “cause.”

10.3 Voting and Dividend Equivalent Rights Attributable to Deferred Shares and Restricted Share Units. A Grantee awarded Deferred Shares or Restricted Share Units will have no voting rights with respect to such Deferred Shares or Restricted Share Units prior to the delivery of Shares in settlement of such Deferred Shares and/or Restricted Share Units. Unless otherwise determined by the Committee, a Grantee will have the rights to receive Dividend Equivalents in respect of Deferred Shares and/or Restricted Share Units, which Dividend Equivalents shall be deemed reinvested in additional Shares of Deferred Shares or Restricted Share Units, as applicable, which shall remain subject to the same forfeiture conditions applicable to the Deferred Shares or Restricted Share Units to which such Dividend Equivalents relate.

Article 11.
Dividend Equivalents

The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested subject to distribution at the same time and subject to the same conditions as the Award to which it relates; provided, however, that any Dividend Equivalents granted in conjunction with any Award that is subject to forfeiture conditions shall remain subject to the same forfeiture conditions applicable to the Award to which such Dividend Equivalents relate and any payments in respect of any Dividend Equivalents granted in conjunction with any Options or SARs may not be conditioned, directly or indirectly, on the Grantee’s exercise of the Options or SARs or paid at the same time that the Options or SARs are exercised.

Article 12.
Bonus Shares

Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Eligible Person, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee.

Article 13.
Other Share-Based Awards

The Committee is authorized, subject to limitations under Applicable Law, to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, and Awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Subject to and consistent with the provisions of the Plan, the Committee shall determine the terms and conditions of such Awards. Except as provided by the Committee, Shares issued pursuant to a purchase right granted under this Article 13 shall be purchased for such consideration, paid for by such methods and in such forms, including cash, Shares, outstanding Awards or other property, as the Committee shall determine.

Article 14.
Non-Employee Director Awards

Subject to the terms of the Plan, the Board may grant Awards to any Non-Employee Director, in such amount and upon such terms and at any time and from time to time as shall be determined by the full Board in its sole discretion. Except as otherwise provided in Section 5.6(b), a Non-Employee Director may not be granted Awards with respect to Shares that have a Fair Market Value (determined as of the date of grant) in excess of US$1,000,000 in a single calendar year.

Article 15.
Amendment, Modification, and Termination

15.1 Amendment, Modification, and Termination. Subject to Section 15.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s shareholders, except that (a) any amendment or alteration shall be subject to the approval of the Company’s shareholders if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to shareholders for approval.

15.2 Awards Previously Granted. Except as otherwise specifically permitted in the Plan or an Award Agreement, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

Article 16.
Compliance with Code Section 409A

The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, the requirements of Section 409A of the Code. The Plan and all Awards granted under this Plan shall be administered, interpreted, and construed in a manner consistent with Section 409A of the Code to the extent necessary to avoid the imposition of additional taxes under Section 409A(a)(1)(B) of the Code. To the extent that the Committee determines that any Award is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and U.S. Department of Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding any provision of the Plan or any Award Agreement to the contrary, if the Committee determines that any Award may be subject to Section 409A of the Code, the Committee may adopt such amendments to the Plan and each applicable Award Agreement as the Committee determines necessary or appropriate to (a) exempt the Award from Section 409A of the Code, or (b) comply with the requirements of Section 409A of the Code and related U.S. Department of Treasury guidance.

Article 17.
Withholding

17.1 Required Withholding.

(a) The Committee in its sole discretion may provide that when taxes under any Applicable Law are to be withheld in connection with the exercise of an Option or SAR, or upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, or upon payment of any other benefit or right under this Plan (the date on which such exercise occurs or such restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Grantee may elect to make payment for the withholding of taxes under Applicable Law, including without limitation United States federal, state and local taxes, including Social Security and Medicare (“FICA”) taxes, by one or a combination of the following methods:

(i) payment of an amount in cash equal to the amount to be withheld (including cash obtained through the sale of the Shares acquired on exercise of an Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, through a broker-dealer to whom the Grantee has submitted an irrevocable instructions to deliver promptly to the Company, the amount to be withheld);

(ii) delivering part or all of the amount to be withheld in the form of Shares valued at its Fair Market Value on the Tax Date;

(iii) requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

(iv) withholding from any compensation otherwise due to the Grantee.

The Committee shall provide that the amount of tax withholding upon exercise of an Option or SARs, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, to be satisfied by withholding Shares upon exercise of such Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, pursuant to clause (iii) above shall not exceed the maximum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law. An election by Grantee under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash. If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements.

(b) Any Grantee who makes a Disqualifying Disposition (as defined in Section 6.4(f)) or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in subsection (a).

17.2 Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

Article 18.
Additional Provisions

18.1 Successors. Subject to Section 4.2(b), all obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

18.2 Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

18.3 Requirements of Law. The granting of Awards and the delivery of Shares under the Plan shall be subject to the Company’s memorandum and articles of association (as may be amended from time to time), all Applicable Law, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award Agreement or Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Subsidiary) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of the Company’s memorandum and articles of association or any Applicable Law or regulation.

18.4 Securities Law Compliance.

(a) If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. In addition, if requested by the Company and any underwriter engaged by the Company, Shares acquired pursuant to Awards may not be sold or otherwise transferred or disposed of for such period following the effective date of any registration statement of the Company filed under the Securities Act as the Company or such underwriter shall specify reasonably and in good faith, not to exceed 180 days in the case of the Company’s initial public offering or 90 days in the case of any other public offering. All certificates (if any) for Shares issued under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates (if any) to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.

(b) If the Committee determines that the exercise or non-forfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, non-forfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, non-forfeitability or delivery to comply with all such provisions at the earliest practicable date.

18.5 Forfeiture Events. Notwithstanding any provisions herein to the contrary, the Committee shall have the authority to provide in any Award Agreement that a Grantee’s (including his or her estate’s, beneficiary’s or transferee’s) rights (including the right to exercise any Option or SAR), payments and benefits with respect to any Award shall be subject to reduction, cancellation, forfeiture or recoupment (to the extent permitted by Applicable Law) in the event of the Participant’s termination for Cause; serious misconduct; violation of the Company’s or a Subsidiary’s policies; breach of fiduciary duty; unauthorized disclosure of any trade secret or confidential information of the Company or a Subsidiary; breach of applicable non-competition, non-solicitation, confidentiality or other restrictive covenants; or other conduct or activity that is in competition with the business of the Company or a Subsidiary, or otherwise detrimental to the business, reputation or interests of the Company and/or a Subsidiary; or upon the occurrence of certain events specified in the applicable Award Agreement (in any such case, whether or not the Grantee is then an Employee or Non-Employee Director). The determination of whether a Grantee’s conduct, activities or circumstances are described in the immediately preceding sentence shall be made by the Committee in its discretion, and pending any such determination, the Committee shall have the authority to suspend the exercise, payment, delivery or settlement of all or any portion of such Grantee’s outstanding Awards pending any investigation of the matter.

18.6 No Rights as a Shareholder. No Grantee shall have any rights as a shareholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such Grantee has been entered in the Company’s Register of Members as the holder of those Shares. Restricted Shares, whether held by a Grantee or in escrow by the Company, shall confer on the Grantee all rights of a shareholder of the Company (or, in the event the shares are held in escrow by the Company, equivalent rights of a shareholder of a Company), except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Share dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

18.7 Nature of Payments. Unless otherwise specified in the Award Agreement, Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit sharing, bonus, insurance or other employee benefit plan of the Company or any Subsidiary, except as such plan shall otherwise expressly provide, or (b) any agreement between (i) the Company or any Subsidiary and (ii) the Grantee, except as such agreement shall otherwise expressly provide.

18.8 Non-Exclusivity of Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees or Non-Employee Directors as it may deem desirable.

18.9 Governing Law. The Plan is governed by and construed in accordance with, the laws of the Cayman Islands. The courts of the Cayman Islands and the courts of appeal from them shall have non-exclusive jurisdiction to determine any disputes which may arise out of or in connection with this Plan, accordingly, any legal action or proceedings arising out of or in connection with this Plan may be brought in those courts, but without prejudice to the right of the Company or any Grantee to bring proceedings in any other appropriate jurisdiction.

18.10 Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

18.11 Affiliation. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Grantee’s employment or consulting contract at any time, nor confer upon any Grantee the right to continue in the employ of or as an officer of or as a consultant to or Non-Employee Director of the Company or any Subsidiary.

18.12 Participation. No employee or officer shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

18.13 Construction. The following rules of construction will apply to the Plan: (a) the word “or” is disjunctive but not necessarily exclusive, (b) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”, and (c) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders.

18.14 Headings. The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

18.15 Obligations. Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Grantee’s employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.

18.16 No Right to Continue as Director. Nothing in the Plan or any Award Agreement shall confer upon any Non-Employee Director the right to continue to serve as a director of the Company.

18.17 Shareholder Approval. All Incentive Share Options granted on or after the Effective Date and prior to the date the Company’s shareholders approve the Plan are expressly conditioned upon and subject to approval of the Plan by the Company’s shareholders.

18.18 Forfeiture of Shares. Any forfeiture of Shares described in this Plan will take effect as a surrender for no consideration of such Shares as a matter of Cayman Islands law.

18.19 Share Issuances. The allotment and issuance of Shares, including Shares which may be deliverable upon exercise or payment of such Award, pursuant to the terms of this Plan and any Award Agreement shall be subject to the Amended and Restated Memorandum and Articles of Association of the Company, as may be amended from time to time. Notwithstanding any other provisions of this Plan or any Award Agreement, (a) in no circumstances shall Shares be issued for consideration less than the par value of such Shares; and (b) the Company shall not be required to issue any Shares that would cause it to exceed its authorised share capital. Shares shall not in fact be allotted and issued (or repurchased or forfeited) until the time at which the Grantee’s name (and number of Shares to be allotted and issued) is entered on the Company’s Register of Members (or the existing entry is updated to reflect the repurchase or forfeiture) (the register being prima facie evidence of legal title to Shares).

18.20 No Dividends on Unvested Awards18.21 . Notwithstanding anything in this Plan to the contrary, in no event shall the Board or the Committee approve the payment of any dividend by the Company on unvested Awards.

# # #

ANNEX B

The Companies Act

(Revised)

Company Limited by Shares

Amended and Restated

Articles of Association

of

Bit Digital, Inc.

(Adopted by Special Resolution passed on (*) 2026)

1.	The Regulations contained or incorporated in Table A of the First Schedule of the Law (as defined below) shall not apply to this Company.

INTERPRETATION

2.	(a)	In these Articles the following terms shall have the meanings set opposite unless the context otherwise requires:-

Articles	these Articles of Association as from time to time amended by Special Resolution

Auditors	the Auditors for the time being of the Company, if any

Company	Bit Digital, Inc.

Directors	the directors of the Company for the time being or, as the case may be, the directors assembled as a board

EIP Share	any Ordinary Share which has been, or will be, issued to a Member pursuant to the Company’s employee incentive plan (as such plan may be amended or varied from time to time)

the Law	the Companies Act (Revised) of the Cayman Islands and any amendment or other statutory modification thereof and where in these Articles any provision of the Law is referred to, the reference is to that provision as modified by law for the time being in force

Member	a person who is registered in the Register of Members as the holder of any Share in the Company

Month	a calendar month

Ordinary Resolution	a resolution of a general meeting passed by a majority of the Members entitled to vote thereat present at the meeting or a written resolution signed by all Members entitled to vote

Ordinary Share	an ordinary share of US$0.01 par value in the capital of the Company having the rights set out in these Articles

Original Purchase Price	with respect to any Share, the amount credited for the issuance of that Share

Preference Share	a preference share of US$0.01 par value in the capital of the Company having the rights set out in these Articles

Registered	the registered office of the Company as provided in

Office	Section 50 of the Law

Register of Members	the register of Members to be kept pursuant to section 40 of the Law

Secretary	any person appointed by the Directors to perform any of the duties of the secretary of the Company and including any assistant secretary

Seal	the common seal of the Company or any facsimile for official seal for use outside of the Cayman Islands

Share	a share in the capital of the Company (and includes an Ordinary Share or a Preference Share)

Special	a resolution of a general meeting passed by a two-thirds Resolution majority of the Members entitled to vote thereat present at the meeting or a written resolution signed by all Members entitled to vote and otherwise in accordance with Section 60 of the Law

(b)	Unless the context otherwise requires, expressions defined in the Law and used herein shall have the meanings so defined.

(c)	In these Articles unless the context otherwise requires:-

(i)	words importing the singular number shall include the plural number and vice-versa;

(ii)	words importing the masculine gender only shall include the feminine gender; and

(iii)	words importing persons only shall include companies or associations or bodies of persons whether incorporated or not.

(d)	The headings herein are for convenience only and shall not affect the construction of these Articles.

3.	(a)	Subject to the provisions, if any, in that behalf in the Memorandum of Association or in these Articles, and without prejudice to any special rights previously conferred on the holders of existing Shares, any Share may be issued with such preferred, deferred, or other special rights, or such restrictions, whether in regard to dividend, voting, return of Share capital or otherwise, as the Company may from time to time by Special Resolution determine, and subject to the provisions of section 37 of the Law, any Share may, with the sanction of a Special Resolution, be issued on the terms that it is, or at the option of the Company or the holder is liable, to be redeemed. For the avoidance of doubt, the issuance of EIP Shares will not require any additional approvals of the Members.

(b)	If at any time the share capital is divided into different classes of Shares, the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may be varied with the consent in writing of the holders of three-fourths of the issued Shares of that class or with the sanction of a resolution passed by not less than three-fourths of such holders of the Shares of that class as may be present in person or by proxy at a separate general meeting of the holders of the Shares of that class. To every such separate general meeting, the provisions of these Articles relating to general meetings shall mutatis mutandis apply, but so that the necessary quorum shall be any one or more persons holding or representing by proxy not less than one-third of the issued Shares of the class and that any holder of Shares of the class present in person or by proxy may demand a poll.

4.	(a)	Every person whose name is entered as a Member in the Register of Members shall, without payment, be entitled to a certificate under the seal of the Company specifying the Share or Shares held by him and the amount paid up thereon, provided that in respect of a Share or Shares held jointly by several persons, the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a Share to one of several joint holders shall be sufficient delivery to all.

(b)	If a Share certificate is defaced, lost or destroyed it may be renewed on payment of such fee, if any, and on such terms, if any, as to evidence and indemnity, as the Directors think fit.

5.	Except as required by law, no person shall be recognised by the Company as holding any Share upon any trust, and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or actual interest in any Share (except only as by these Articles or by law otherwise provided or under an order of a court of competent jurisdiction) or any other rights in respect of any Share except an absolute right to the entirety thereof in the registered holder, but the Company may in accordance with the Law issue fractions of Shares.

6.	The Shares shall be at the disposal of the Directors, and they may (subject to the provisions of the Law) allot, grant options over, or otherwise dispose of them to such persons, on such terms and conditions, and at such times as they think fit, but so that no Share shall be issued at a discount, except in accordance with the provisions of the Law.

LIEN

7.	The Company shall have a first and paramount lien on every Share (not being a fully paid Share) for all moneys (whether presently payable or not) called or payable at a fixed time in respect of that Share, and the Company shall also have a lien on all Shares (other than fully paid-up Shares) standing registered in the name of a single person for all moneys presently payable by him or his estate to the Company; but the Directors may at any time declare any Share to be wholly or in part exempt from the provision of this Article. The Company’s lien, if any, on a Share shall extend to all dividends payable thereon.

8.	The Company may sell, in such manner as the Directors think fit, any Shares on which the Company has a lien, but no sale shall be made unless some sum in respect of which the lien exists is presently payable nor until the expiration of fourteen days after a notice in writing, stating and demanding payment of such part of the amount in respect of which the lien exists as is presently payable, has been given to the registered holder for the time being of the Share, or the persons entitled thereto by reason of his death or bankruptcy.

9.	For giving effect to any such sale, the Directors may authorise some person to transfer the Shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the Shares comprised in any such transfer and he shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

10.	The proceeds of the sale shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is presently payable, and the residue shall (subject to a like lien for sums not presently payable as existed upon the Shares prior to the sale) be paid to the person entitled to the Shares at the date of the sale.

CALLS ON SHARES

11.	The Directors may from time to time make calls upon the Members in respect of any moneys unpaid on their Shares provided that no call shall be payable earlier than one month from the last call; and each Member shall (subject to receiving at least fourteen days, notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on his Shares.

12.	The joint holders of a Share shall be jointly and severally liable to pay calls in respect thereof.

13.	If a sum called in respect of a Share is not paid before or on the day appointed for payment thereof, the person from whom the sum is due shall pay interest upon the sum at the rate of six per cent per annum from the day appointed for the payment thereof to the time of the actual payment, but the Directors shall be at liberty to waive payment of that interest wholly or in part.

14.	The provisions of these Articles as to the liability of joint holders and as to payment of interest shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the amount of the Share, or by way of premium, as if the same had become payable by virtue of a call duly made and notified.

15.	The Directors may make arrangements on the issue of Shares for a difference between the holders in the amount of calls to be paid and in the times of payment.

16.	The Directors may, if they think fit, receive from any Member willing to advance the same all or any part of the moneys uncalled and unpaid upon any Shares held by him; and upon all or any of the moneys so advanced may (until the same would, but for such advance, become presently payable) pay interest at such rate (not exceeding without the sanction at the Company in general meeting six per cent per annum) as may be agreed upon between the Member paying the sum in advance and the Directors.

FORFEITURE OF SHARES

17.	If a Member fails to pay any call or installment of a call on the day appointed for payment thereof, the Directors may, at any time thereafter during such time as any part of such call or installment remains unpaid, serve a notice on him requiring payment of so much of the call or installment as is unpaid, together with any interest which may have accrued.

18.	The notice shall name a further day (not earlier than the expiration of fourteen days from the date of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed, the Shares in respect of which the call was made will be liable to be forfeited.

19.	If the requirements of any such notice as aforesaid are not complied with, any Share in respect of which the notice has been given may at any time thereafter, before the payment required by the notice has been made, be forfeited by a resolution of the Directors to that effect.

20.	A forfeited Share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit, and at any time before a sale or disposition, the forfeiture may be cancelled on such terms as the Directors think fit.

21.	A person whose Shares have been forfeited shall cease to be a Member in respect of the forfeited Shares, but shall, notwithstanding, remain liable to pay to the Company all moneys which at the date of forfeiture were payable by him to the Company in respect of the Shares, but his liability shall cease if and when the Company receives payment in full of the amount due on the Shares.

22.	A statutory declaration in writing that the declarant is a Director of the Company, and that a Share in the Company has been duly forfeited on a date stated in the declaration, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the Share. The Company may receive the consideration, if any, given for the Share on any sale or disposition thereof and may execute a transfer of the Share in favour of the person to whom the Share is sold or disposed of and he shall thereupon be registered as the holder of the Share, and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

23.	The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the amount of the Share, or by way of premium, as if the same had been made payable by virtue of a call duly made and notified.

TRANSFER AND TRANSMISSION OF SHARES

24.	The instrument of transfer of any Share shall be executed by or on behalf of the transferor (but need not be executed by or on behalf of the transferee unless the Share has been issued nil paid), and the transferor shall be deemed to remain a holder of the Share until the name of the transferee is entered in the Register of Members in respect thereof.

25.	Shares shall be transferred in the following form, or in any usual or common form approved by the Directors:

I, _____________ of ____________ in consideration of the sum of $____ paid to me by _____________ of ______________ (hereinafter called “the Transferee”) do hereby transfer to the Transferee the __ Share (or Shares) numbered __ in the Company called [ ], to hold the same unto the Transferee, subject to the several conditions on which I hold the same.

As witness our hands on the ______ day of __________ 20____.

______________________________

Transferor

26.	The Directors may, in their absolute discretion and without assigning any reason therefore decline to register any transfer of Shares to a person of whom they do not approve. The Directors may also suspend the registration of transfers at such times and for such periods (not exceeding thirty days in aggregate in each year) as the Directors may from time to time determine. The Directors may decline to recognise any instrument of transfer unless (a) a fee not exceeding one dollar is paid to the Company in respect thereof, and (b) the instrument of transfer is accompanied by the certificate of the Shares to which it relates, and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer.

If the Directors refuse to register a transfer of Shares, they shall within one month after the date on which the transfer was lodged with the Company, send to the transferee notice of the refusal.

27.	The legal personal representative of a deceased sole holder of a Share shall be the only person recognised by the Company as having any title to the Share. In case of a Share registered in the names of two or more holders, the survivors or survivor, or the legal personal representatives of the deceased survivor, shall be the only persons recognised by the Company as having any title to the Share.

28.	Any person becoming entitled to a Share in consequence of the death or bankruptcy of a Member shall upon such evidence being produced as may from time to time be properly required by the Directors, have the right either to be registered as a Member in respect of the Share or, instead of being registered himself, to make such transfer of the Share as the deceased or bankrupt person could have made; but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the deceased or bankrupt person before the death or bankruptcy.

29.	A person becoming entitled to a Share by reason of the death or bankruptcy of the holder shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered holder of the Share, except that he shall not, before being registered as a Member in respect of the Share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company.

CONVERSION OF SHARES INTO STOCK

30.	The Company may by ordinary Resolution convert any paid-up Shares into stock, and reconvert any stock into paid-up Shares of any denomination.

31.	The holders of stock may transfer the same, or any part thereof in the same manner and subject to the same regulations as and subject to which the Shares from which the stock arose might prior to conversion have been transferred, or as near thereto as circumstances admit; but the Directors may from time to time fix the minimum amount of stock transferable, and restrict or forbid the transfer of fractions of that minimum, but the minimum shall not exceed the nominal amount of the Shares from which the stock arose.

32.	The holders of stock shall, according to the amount of the stock held by them, have the same rights, privileges and advantages as regards dividends, voting at meetings of the Company and other matters as if they held the Shares from which the stock arose, but no such privilege or advantage (except participation in the dividends and profits of the Company) shall be conferred by any such aliquot part of stock as would not, if existing as Shares, have conferred that privilege or advantage.

33.	Such of the Articles of the Company as are applicable to paid-up Shares shall apply to stock, and the words “Share” and “Member” herein shall include “stock” and “stock-holder”.

ALTERATION OF CAPITAL

34.	The Company may from time to time by Ordinary Resolution increase the share capital by such sum, to be divided into Shares of such amount, as the resolution shall prescribe.

35.	Subject to any direction to the contrary that may be given by the Company in general meeting, all new Shares shall be at the disposal of the Directors in accordance with Article 6.

36.	The new Shares shall be subject to the same provisions with reference to the payment of calls, lien, transfer, transmission, forfeiture and otherwise as the Shares in the original share capital.

37.	The Company may by Ordinary Resolution:

(a)	consolidate and divide all or any of its Share capital into Shares of larger amount than its existing Shares;

(b)	sub-divide its existing Shares, or any of them, into Shares of smaller amount than is fixed by the Memorandum of Association, subject nevertheless to the provisions of section 13 of the Law; and

(c)	cancel any Shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person.

38.	Subject to the provisions of the Law and the Memorandum of Association, the Company may purchase its own Shares, including any redeemable Shares, provided that the manner of purchase has first been authorised by Ordinary Resolution and may make payment therefor or for any redemption of Shares in any manner authorised by the Law, including out of capital.

STATUTORY MEETINGS

39.	If required by the Law the Directors shall hold at least one Directors’ meeting in the Cayman Islands in each calendar year.

GENERAL MEETINGS

40.	The Directors may whenever they think fit, convene a general meeting. If at any time there are not sufficient Directors capable of acting to form a quorum, any Director or any one or more Members holding Shares carrying the right to cast not less than one-third of the total votes capable of being cast at such meeting may convene a general meeting in the same manner as nearly as possible as that in which meetings may be convened by the Directors. The Directors shall, upon the requisition in writing of one or more Members holding in the aggregate not less than one-tenth of such paid-up capital of the Company as at the date of the requisition carries the right of voting at general meetings, convene a general meeting. Any such requisition shall express the object of the meeting proposed to be called, and shall be left at the Registered Office of the Company. If the Directors do not proceed to convene a general meeting within twenty-one days from the date of such requisition being left as aforesaid, the requisitionists or any or either of them or any other Member or Members holding in the aggregate not less than one-tenth of such paid-up capital of the Company as at the date of the requisition carries the right of voting at general meetings, may convene a general meeting to be held at the Registered Office of the Company or at some convenient place within the Cayman Islands at such time, subject to the Company’s Articles as to notice, as the persons convening the meeting fix.

41.	Not less than seven days notice (exclusive of the day on which the notice is served or deemed to be served, but inclusive of the day for which the notice is given) specifying the place, the day and the hour of meeting and, in the case of special business, the general nature of that business shall be given in manner hereinafter provided, or in such other manner (if any) as may be prescribed by the Company in general meeting, to such persons as are entitled to vote or may otherwise be entitled under the Articles of the Company to receive such notices from the Company; but with the consent of all the Members entitled to receive notice of some particular meeting, that meeting may be convened by such shorter notice or without notice and in such manner as those Members may think fit.

42.	The accidental omission to give notice of a meeting to, or the non-receipt of a notice of a meeting by, any Member entitled to receive notice shall not invalidate the proceedings at any meeting.

43.	(a)	No business shall be transacted at any general meeting unless a quorum of Members is present at the time that the meeting proceeds to business; save as herein otherwise provided, one or more Members holding Shares carrying the right to cast not less than one-third of the total votes capable of being cast at the meeting present in person or by proxy shall be a quorum.

(b)	An Ordinary Resolution or a Special Resolution (subject to the provisions of the Law) in writing signed by all the Members for the time being entitled to receive notice of and to attend and vote at general meetings, (or being corporations by their duly authorised representatives) including a resolution signed in counterpart by or on behalf of such Members or by way of signed telefax transmission, shall be as valid and effective as if the same had been passed at a general meeting of the Company duly convened and held.

44.	If within half an hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of Members, shall be dissolved. In any other case it shall stand adjourned to the same day in the next week, at the same time and place, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting, the Members present shall be a quorum.

45.	The chairman, if any, of the Board of Directors shall preside as chairman at every general meeting of the Company.

46.	If there is no such chairman, or if at any meeting he is not present within fifteen minutes after the time appointed for holding the meeting or is unwilling to act as chairman, the Members present shall choose one of their number to be chairman.

47.	The chairman may with the consent of any meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for ten days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

48.	At any general meeting a resolution put to the vote of the meeting shall be decided an a show of hands, unless a poll is (before or on the declaration of the result of the show of hands) demanded by one or more Members present in person or by a proxy who together hold Shares carrying the rights to cast not less than fifteen per cent of the votes capable of being cast at the meeting, and, unless a poll is so demanded, a declaration by the chairman that a resolution has, on a show of hands, been carried or carried unanimously, or by a particular majority, or lost and an entry to that effect in the minutes of the proceedings of the Company, shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favour of, or against, that resolution.

49.	If a poll is duly demanded it shall be taken in such manner as the chairman directs, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

50.	In the case of an equality of votes, whether on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded, shall be entitled to a second or casting vote.

51.	A poll demanded on the election of a chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time as the chairman of the meeting directs.

VOTES OF MEMBERS

52.	Subject to Article 117, on a show of hands every Member present in person or by proxy and entitled to vote shall have one vote and on a poll every Member entitled to vote shall have one vote for each Share of which he is the holder.

53.	In the case of joint holders the vote of the senior who tenders a vote whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders; and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

54.	A Member of unsound mind, or in respect of whom an order has been made by any court having jurisdiction in lunacy, may vote, whether on a show of hands or on a poll, by his committee or other person in the nature of a committee appointed by that court, and any such committee or other person may vote by proxy.

55.	No Member shall be entitled to vote at any general meeting, unless all calls or other sums presently payable by him in respect of Shares in the Company have been paid.

56.	On a poll votes may be given either personally or by proxy.

57.	The instrument appointing a proxy shall be in writing under the hand of the Member or, if the Member is a corporation, either under seal or under the hand of a director or officer or attorney duly authorised. A proxy need not be a Member of the Company.

58.	The instrument appointing a proxy shall be deposited at the Registered Office of the Company or at such other place as is specified for that purpose in the notice convening the meeting no later than the time for holding the meeting or adjourned meeting at which the person named in the instrument proposes to vote, and in default the instrument of proxy shall not be treated as valid PROVIDED THAT the chairman of the meeting may in his discretion accept an instrument of proxy sent by telex or telefax upon receipt of telex or telefax confirmation that the signed original thereof has been sent.

59.	An instrument appointing a proxy may be in the following form or any other form approved by the Directors:

[         ]

“I, __________________________, of _______________________, hereby appoint __________________________ of _______________________ as my proxy, to vote for me and on my behalf at the general meeting of the Company to be held on the ______ day of ________________, 20___.

Signed this ______ day of ________________________, 20___.

60.	The instrument appointing a proxy shall be deemed to confer authority to demand or join in demanding a poll.

CORPORATIONS ACTING BY REPRESENTATIVES AT MEETING

61.	Any corporation which is a Member of the Company may by resolution of its Directors or any committee of the Directors authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members of the Company, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual Member of the Company.

DIRECTORS AND OFFICERS

62.	(a)	The names of the first Directors shall be determined in writing by the subscribers of the Memorandum of Association.

(b)	Notwithstanding any provision in these Articles to the contrary, a sole Director shall be entitled to exercise all of the powers and functions of the Directors which may be conferred on them by Law or by these Articles.

63.	The remuneration of the Directors shall from time to time be determined by the Company in general meeting. The Directors shall also be entitled to be paid their travelling, hotel and other expenses properly incurred by them in going to, attending and returning from meetings of the Directors, or any committee of the Directors, or general meetings of the Company, or otherwise in connection with the business of the Company, or to receive a fixed allowance in respect thereof as may be determined by the Directors from time to time, or a combination partly of one such method and partly the other.

64.	No shareholding qualification shall be required for Directors unless otherwise required by the Company by Ordinary Resolution.

65.	Any Director may in writing appoint another person who is approved by the majority of the Directors to be his alternate to act in his place at any meeting of the Directors at which he is unable to be present. Every such alternate shall be entitled to notice of meetings of the Directors and to attend and vote thereat as a Director when the person appointing him is not personally present, and where he is a Director, to have a separate vote on behalf of the Director he is representing in addition to his own vote. A Director may at any time, in writing, revoke the appointment of an alternate appointed by him and such appointment shall be revoked automatically if the appointor of the alternate ceases to be a Director at any time. Every such alternate shall be an officer of the Company and shall not be deemed to be the agent of the Director appointing him. The remuneration of such alternate shall be payable out of the remuneration of the Director appointing him and the proportion thereof shall be agreed between them.

66.	The Directors may by resolution, appoint one of their number to be President upon such terms as to duration of office, remuneration and otherwise as they may think fit.

67.	The Directors may also by resolution appoint a Secretary and such other officers as may from time to time be required upon such terms as to duration of office, remuneration and otherwise as they may think fit. Such Secretary or other officers need not be Directors and in the case of the other officers may be ascribed such titles as the Directors may decide.

POWERS AND DUTIES OF DIRECTORS

68.	The business of the Company shall be managed by the Directors, who may pay all expenses incurred in setting up and registering the Company and may exercise all such powers of the Company as are not, by the Law or these Articles, required to be exercised by the Company in general meeting, subject, nevertheless, to any clause of these Articles, to the provisions of the Law, and to such regulations, being not inconsistent with the aforesaid clauses or provisions, as may be prescribed by the Company in general meeting but no regulation made by the Company in general meeting shall invalidate any prior act of the Directors which would have been valid if that regulation had not been made.

69.	The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof, to issue debentures, debenture stock and other securities whenever money is borrowed or as security for any debt, liability or obligation of the Company or of any third party.

70.	(a)	The Directors may from time to time and at any time by power of attorney appoint any company, firm or person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Directors may think fit and may also authorise any such attorney to delegate all or any of the powers, authorities and discretions vested in him.

(b)	The Directors may delegate any of the powers exercisable by them to a Managing Director or any other person or persons acting individually or jointly as they may from time to time by resolution appoint upon such terms and conditions (including without limitation as to duration of office and remuneration) and with such restrictions as they may think fit, and may from time to time by resolution revoke, withdraw, alter or vary all or any such powers.

(c)	All cheques promissory notes, drafts, bills of exchange and other negotiable instruments, and all receipts for moneys paid to the Company shall be signed, drawn, accepted, endorsed, or otherwise executed, as the case may be, in such manner as the Directors shall from time to time by resolution determine.

71.	The Directors shall cause minutes to be prepared:-

(a)	of all appointments of officers made by the Directors;

(b)	of the names of the Directors present at each meeting of the Directors and of any committee of the Directors;

(c)	of all resolutions and proceedings at all meetings of the Members of the Company and of the Directors and of committees of Directors; and the chairman of all such meetings or of any meeting confirming the minutes thereof shall sign the same.

DISQUALIFICATION AND CHANGES OF DIRECTORS

72.	The office of Director shall be vacated if the Director:-

(a)	becomes bankrupt or makes any arrangement or composition with his creditors generally; or

(b)	is found to be or becomes of unsound mind; or

(c)	resigns his office by notice in writing to the Company.

73.	The number of Directors shall be not less than one, nor unless the Company in general meeting may otherwise determine, more than ten.

74.	Any casual vacancy occurring in the Board of Directors may be filled by the Directors.

75.	The Directors shall have the power at any time, and from time to time, to appoint a person as an additional Director or persons as additional Directors.

76.	The Company may by Ordinary Resolution remove a Director before the expiration of his period of office, and may by Ordinary Resolution appoint another person in his stead.

PROCEEDINGS OF DIRECTORS

77.	The Directors may meet together (either within or without the Cayman Islands) for the dispatch of business, adjourn, and otherwise regulate their meetings and proceedings, as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In case of an equality of votes the chairman shall have a second or casting vote.

78.	A Director or alternate Director may, and the Secretary on the requisition of a Director or alternate Director shall, at any time, summon a meeting of Directors by at least five days notice in writing to every Director and alternate Director which notice shall set forth the general nature of the business to be considered PROVIDED HOWEVER that notice may be waived by all the Directors (or their alternates) either at, before or after the meeting is held PROVIDED FURTHER that notice or waiver thereof may be given by telex or telefax.

79.	The quorum necessary for the transaction of the business of the Directors, may be fixed by the Directors and unless so fixed by the Directors, shall be two Directors save where the subscriber of the Memorandum of Association or the Members in general meeting have appointed a sole Director when such Director acting alone shall constitute a quorum. For the purpose of this Article, an alternate appointed by a Director shall be counted in a quorum at a meeting at which the Director appointing him is not present.

80.	The continuing Directors may act notwithstanding any vacancy in their body, but, if and so long as their number is reduced below the number fixed by or pursuant to the Articles of the Company as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number of Directors to that number, or of summoning a general meeting of the Company, but for no other purpose.

81.	Any Director or officer may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director or officer PROVIDED THAT nothing herein contained shall authorise a Director or officer or his firm to act as Auditor of the Company.

82.	No person shall be disqualified from the office of Director or alternate Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director or alternate Director shall be in any way interested be or be liable to be avoided, nor shall any Director or alternate Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or transaction by reason of such Director or alternate Director holding office or of the fiduciary relation thereby established. A Director (or his alternate Director in his absence) shall be at liberty to vote in respect of any contract or transaction in which he is so interested as aforesaid PROVIDED HOWEVER that the nature of the interest of any Director or alternate Director in any such contract or transaction shall be disclosed by him or the alternate Director appointed by him at or prior to its consideration and any vote thereon and a general notice that a Director or alternate Director is a shareholder of any specified firm or company and/or is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure hereunder and after such general notice it shall not be necessary to give special notice relating to any particular transaction.

83.	The Directors may elect a chairman of their meetings and determine the period for which he is to hold office; but if no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for holding the same, the Directors present may choose one of their number to be chairman of the meeting.

84.	The Directors may delegate any of their powers to committees consisting of such member or members of their body as they think fit; any committee so formed shall, in the exercise of the powers so delegated, conform to any regulations that may be imposed on it by the Directors.

85.	A committee may elect a chairman of its meetings; if no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for holding the same, the members present may choose one of their number to be chairman of the meeting.

86.	A committee may meet and adjourn as it thinks proper. Questions arising at any meeting shall be determined by a majority of votes of the members present and in case of an equality of votes the chairman shall not have a second or casting vote.

87.	All acts done by any meeting of the Directors or of a committee of Directors, or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

88.	Upon the Directors (being in number at least a quorum) signing the minutes of a meeting of the Directors the same shall be deemed to have been duly held notwithstanding that the Directors have not actually come together or that there may have been a technical defect in the proceedings. A resolution signed by all such Directors, including a resolution signed in counterpart by the Directors or by way of signed telefax transmission, shall be as valid and effectual as if it had been passed at a meeting of the Directors duly called and constituted. To the extent permitted by law, the Directors may also meet by telephone conference call where all Directors are capable of speaking to and hearing the other Directors at the same time.

SEALS AND DEEDS

89.	(a)	If the Directors determine that the Company shall have a common Seal, the Directors shall provide for the safe custody of the common Seal and the common Seal of the Company shall not be affixed to any instrument except by the authority of a resolution of the Directors, and in the presence of a Director and of the Secretary or, in place of the Secretary, by such other person as the Directors may appoint for the purpose; and that Director and the Secretary or other person as aforesaid shall sign every instrument to which the common Seal of the Company is so affixed in their presence. Notwithstanding the provisions hereof, annual returns and notices filed under the Law may be executed either as a deed in accordance with the Law or by the common Seal being affixed thereto in either case without the authority of a resolution of the Directors by one Director or the Secretary.

(b)	The Company may maintain a facsimile of any common Seal in such countries or places as the Directors shall appoint and such facsimile Seal shall not be affixed to any instrument except by the authority of the Directors and in the presence of such person or persons as the Directors shall for this purpose appoint and such person or persons as aforesaid shall sign every instrument to which the facsimile Seal of the Company is so affixed in their presence and such affixing of the facsimile Seal and signing as aforesaid shall have the same meaning and effect as if the common Seal had been affixed in the presence of and the instrument signed by a Director and the Secretary or such other person as the Directors may appoint for the purpose.

(c)	In accordance with the Law, the Company may execute any deed or other instrument which would otherwise be required to be executed undes r Seal by the signature of such deed or instrument as a deed by two Directors of the Company or where there is a Sole Director of the Company, by such Sole Director, or by a Director and the Secretary of the Company or, in place of the Secretary, by such other person as the Directors may appoint or by any other person or attorney on behalf of the Company appointed by a deed or other instrument executed as a deed by two Directors of the Company, or a Sole Director or by a Director and the Secretary or such other person as aforesaid.

DIVIDENDS AND RESERVE

90.	Subject to Article 117, the Company may by Ordinary Resolution declare dividends, but no dividend shall exceed the amount recommended by the Directors.

91.	The Directors may from time to time pay to the Members interim dividends.

92.	No dividend shall be paid otherwise than out of profits or out of monies otherwise available for dividend in accordance with the Law.

93.	Subject to the rights of persons, if any, entitled to Shares with special rights as to dividends, all dividends on any class of Shares not fully paid shall be declared and paid according to the amounts paid on the Shares of that class, but if and so long as nothing is paid up on any of the Shares in the Company, dividends may be declared and paid according to the number of Shares. No amount paid on a Share in advance of calls shall, while carrying interest, be treated for the purposes of this article as paid on the Share.

94.	The Directors may, before recommending any dividend, set aside out of the profits of the Company such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for meeting contingencies, or for equalising dividends, or for any other purpose to which the profits of the Company may be properly applied, and pending such application may, at their like discretion, either be employed in the business of the Company or be invested in such investments as the Directors may from time to time think fit.

95.	If several persons are registered as joint holders of any Share, any of them may give effectual receipts for any dividend or other monies payable on or in respect of the Share.

96.	Any dividend may be paid by cheque or warrant sent through the post to the registered address of the Member or person entitled thereto or in the case of joint holders to any one of such joint holders at his registered address or to such person at such address as the Member or person entitled or such joint holders, as the case may be, may direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent or to the order of such other person as the Member or person entitled or such joint holders, as the case may be, may direct.

97.	The Directors may declare that any dividend is paid wholly or partly by the distribution of specific assets and in particular of paid-up shares, debentures or debenture stock of any other company or in any one or more of such ways, and the Directors shall give effect to such resolution, and where any difficulty arises with regard to such distribution, the Directors may settle the same as they, think expedient, and in particular may issue fractional certificates and fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the footing of the value so fixed in order to adjust the rights of all parties, and may vest any such specific assets in trustees as may seem expedient to the Directors.

98.	No dividend shall bear interest against the Company.

CAPITALISATION OF PROFITS

99.	The Company may upon the recommendation of the Directors by Ordinary Resolution authorise the Directors to capitalise any sum standing to the credit of any of the Company’s reserve accounts (including share premium account and capital redemption reserve fund) or any sum standing to the credit of the profit and loss account or otherwise available for distribution (and not required for paying any preferential dividends on Shares) and to appropriate such sums to Members in the proportions in which such sum would have been divisible amongst them had the same been a distribution of profits by way of dividend and to apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid up to and amongst them in the proportion aforesaid. In such event the Directors shall do all action and things required to give effect to such capitalisation, with full power to the Directors to make such provision as they think fit for the case of Shares becoming distributable in fractions (including provision whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorise any person to enter on behalf of all the Members interested into an agreement with the Company providing for such capitalisation and matters incidental thereto and any agreement made under such authority shall be effective and binding on all concerned.

ACCOUNTS

100.	The books of account relating to the Company’s affairs shall be kept in such manner as may be determined from time to time by the Company by Ordinary Resolution or failing such determination by the Directors of the Company.

101.	The Company may by Ordinary Resolution from time to time determine or, failing such determination, the Directors may from time to time determine that Auditors shall be appointed and that the accounts relating to the Company’s affairs shall be audited in such manner as the Company by Ordinary Resolution or the Directors (as the case may be) shall determine PROVIDED THAT nothing contained in this Article shall require Auditors to be appointed or the accounts relating to the Company’s affairs to be audited.

WINDING UP

102.	If the Company shall be wound up, the liquidator may, subject to these Articles and with the sanction of a Special Resolution of the Company and any other sanction required by the Law, divide amongst the Members in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may for such purpose set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributors as the liquidator, with the like sanction, shall think fit, but so that no Member shall be compelled to accept any Shares or other securities upon which there is any liability. This Article is to be without prejudice to the rights of the holders of Shares issued upon special terms and conditions.

103.	If the Company shall be wound up and the assets available for distribution amongst the Members as such shall be insufficient to repay the whole of the paid up capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the capital paid up, or which ought to have been paid up, at the commencement of the winding up, on the Shares held by them respectively. And if in a winding up the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the capital paid up at the commencement of the winding up, the excess shall be distributed amongst the Members in proportion to the capital paid up at the commencement of the winding up on the Shares held by them respectively. This Article is to be without prejudice to the rights of the holders of Shares issued upon special terms and conditions.

NOTICES

104.	(a)	A notice may be given by the Company to any Member either personally or by sending it by post, telex or telefax to him to his registered address, or (if he has no registered address) to the address, if any, supplied by him to the Company for the giving of notices to him.

(b)	Where a notice is sent by post, service of the notice shall be deemed to be effected by properly addressing, prepaying, and posting a letter containing the notice (by airmail if the address is outside the Cayman Islands) and to have been effected, in the case of a notice of a meeting at the expiration of three days after the time at which the letter would be delivered in the ordinary course of post.

(c)	Where a notice is sent by telex or telefax, service of the notice shall be deemed to be effected by properly addressing and sending such notice through the appropriate transmitting medium and to have been effected on the day the same is sent.

105.	If a Member has no registered address and has not supplied to the Company an address for the giving of notice to him, a notice addressed to him and advertised in a newspaper circulating in the Cayman Islands shall be deemed to be duly given to him at noon on the day following the day on which the newspaper is circulated and the advertisement appeared therein.

106.	A notice may be given by the Company to the joint holders of a Share by giving the notice to the joint holder named first in the Register of Members in respect of the Share.

107.	A notice may be given by the Company to the person entitled to a Share in consequence of the death or bankruptcy of a Member by sending it through the post in a prepaid letter addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description, at the address, if any supplied for the purpose by the persons claiming to be so entitled or (until such an address has been so supplied) by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

108.	Notice of every general meeting shall be given in the same manner hereinbefore authorised to:

(a)	every Member entitled to vote, except those Members entitled to vote who (having no registered address) have not supplied to the Company an address for the giving of notices to them; and

(b)	every person entitled to a Share in consequence of the death or bankruptcy of a Member, who, but for his death or bankruptcy would be entitled to receive notice of the meeting.

No other persons shall be entitled to receive notices of general meetings.

RECORD DATE

109.	The Directors may fix in advance a date as the record date for any determination of Members entitled to notice of or to vote at a meeting of the Members and, for the purpose of determining the Members entitled to receive payment of any dividend, the Directors may, at or within 90 days prior to the date of the declaration of such dividend, fix a subsequent date as the record date for such determination.

AMENDMENT OF MEMORANDUM AND ARTICLES

110.	Subject to and insofar as permitted by the provisions of the Law, the Company may from time to time by Special Resolution alter or amend its Memorandum of Association or these Articles in whole or in part provided however that no such amendment shall effect the rights attaching to any class of shares without the consent or sanction provided for in Article 3 (b).

ORGANISATION EXPENSES

111.	The preliminary and organisation expenses incurred in forming the Company shall be paid by the Company and may be amortised in such manner and over such period of time and at such rate as the Directors shall determine and the amount so paid shall in the accounts of the Company, be charged against income and/or capital.

OFFICES OF THE COMPANY

112.	Subject to the provisions of the Statute, the Company may by resolution of the Directors change the location of its Registered Office. The Company, in addition to its Registered Office, may establish and maintain an office in the Cayman Islands or elsewhere as the Directors may from time to time determine.

INDEMNITY

113.	Every Director and officer for the time being of the Company or any trustee for the time being acting in relation to the affairs of the Company and their respective heirs, executors, administrators, personal representatives or successors or assigns shall, in the absence of wilful neglect or default, be indemnified by the Company against, and it shall be the duty of the Directors out of the funds and other assets of the Company to pay, all costs, losses, damages and expenses, including travelling expenses, which any such Director, officer or trustee may incur or become liable in respect of by reason of any contract entered into, or act or thing done by him as such Director, officer or trustee or in any way in or about the execution of his duties and the amount for which such indemnity is provided shall immediately attach as a lien on the property of the Company and have priority as between the Members over all other claims. No such Director, officer or trustee shall be liable or answerable for the acts, receipts, neglects or defaults of any other Director, officer or trustee or for joining in any receipt or other act for conformity or for any loss or expense happening to the Company through the insufficiency or deficiency of any security in or upon which any of the monies of the Company shall be invested or for any loss of the monies of the Company which shall be invested or for any loss or damage arising from the bankruptcy, insolvency or tortious act of any person with whom any monies, securities or effects shall be deposited, or for any other loss, damage or misfortune whatsoever which shall happen in or about the execution of the duties of his respective office or trust or in relation thereto unless the same happens through his own wilful neglect or default.

TRANSFER BY WAY OF CONTINUATION

114.	The Company shall, subject to the provisions vof the Statute and, with the approval of a Special Resolution, have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and the Directors may cause an application to be made to the Registrar of Companies to deregister the Company.

FINANCIAL YEAR

115.	The financial year end for the Company shall be 31 December unless the Directors otherwise prescribe.

RIGHTS ATTACHING TO PREFERENCE SHARES

116.	The different classes of Shares confer upon the holders the same rights and rank pari passu in all respects, except as otherwise provided in these Articles or as may be determined by the directors pursuant to the powers conferred upon them by these Articles.

117.	Each Preference Share in the Company confers the following rights upon the Member:

Dividends

a.	The holders of the then outstanding Preference Shares shall be entitled to receive, when, if and as paid or declared by the Directors, out of assets legally available therefor, prior and in preference to any declaration or payment of any dividend on the Ordinary Shares, dividends at the annual rate of eight percent (8%) of the Original Purchase Price per Preference Share, as adjusted for any share combinations or subdivisions, bonus issues and similar recapitalization events (Recapitalization Events). The right to dividends on Preference Shares shall not be cumulative, and no right shall accrue to holders of Preference Shares by reason of the fact that dividends on said Shares are not declared in any period, nor shall any undeclared or unpaid dividend bear or accrue interest.

Liquidation/Insolvency Preference

b.	On a liquidation of the Company, the holder of any Preference Shares shall have the right to receive in preference to the holders of the Ordinary Shares, the greater of (A) the Original Purchase Price of that Preference Share (adjusted for any Recapitalization Events) plus any declared but unpaid dividends thereon, but with no right to share in the distribution of any surplus assets of the Company, or (B) that amount that such Preference Share would have received had it been converted into an Ordinary Share pursuant to Article 117(d) below on the day immediately prior to the date on which the Company entered liquidation (in which case the Company shall be deemed to have received a Conversion Notice in respect of such Preference Share on the day immediately prior to the date on which the Company entered liquidation).

c.	On an insolvency, liquidation or winding up of the Company, the Members holding Preference shares shall be repaid in priority to the Members holding Ordinary Shares

Conversion

d.	Subject to the limitations set out below, the holder of any Preference Share may convert any Preference Shares held by them into Ordinary Shares of the Company on a one-for-one basis.

e.	A conversion of a Preference Share pursuant to Article 117(d) above may be effected at any time by the holder thereof serving notice (a Conversion Notice) on the Company. Such notice may be given by personal service or by internationally recognised courier service to the Company at its registered office, or by internationally recognised courier service to the registered agent of the Company.

f.	The holder of any Preference Shares shall not be permitted to convert its Preference Shares into Ordinary Shares if such conversion would result in such holder being the registered owner of more than 4.99% of the issued ordinary shares of the Company.

g.	Any declared but unpaid dividends on any Preference Shares to be converted pursuant to Article 117(d) shall remain due and payable, notwithstanding the conversion of such Preference Shares.

Enhanced Voting Rights

h.	For all matters relating to the Company requiring the votes of Members by a poll or by proxy, each Preference Share shall carry the equivalent number of votes as 50 Ordinary Shares.

PRELIMINARY – SUBJECT TO COMPLETION

Bit Digital, Inc.
Registered Company No 319983
(Company)

Proxy Form

VOTE BY INTERNET

Use the Internet to transmit your voting instructions at www.transhare.com. Click Vote Your Proxy and then click on the Company’s name and enter your control number.

VOTE BY EMAIL

Mark, sign and date your proxy card and return it via email to Proxy@Transhare.com. Include your control ID in your email.

VOTE BY FAX

Mark, sign and date your proxy card and return it via fax to 1-727-269-5616.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to:

Proxy Team

Transhare Corporation

Bayside Center 1

17755 U.S. Highway 19N

Suite 140

Clearwater, Florida 33764

I/We(1)
of
being a member/members of the Company and the holder/holders of(2) ____________________________________
appoint as my/our proxy(3)

of
or in his/her absence(4)

of

at the general meeting of the Company to be held at 31 Hudson Yards, Floor 11, New York, NY 10001 and virtually on July 29, 2026, at 9:00 a.m. and at any adjournment of that meeting.

(1)	Full name(s) and address(es) (as appearing in the Company’s register of members) to be typed or inserted in block letters. In the case of joint holdings, the names of all holders (as appearing in the Company’s register of members) must be inserted.

(2)	Insert the number and class of Shares you own.

(3)	Insert name and address of the desired proxy in the spaces provided. If you wish to appoint the chairperson of the meeting, write “The chairperson” without inserting an address. If the proxy form is returned and no person is named as your desired proxy, then the chairperson of the meeting will be deemed to have been appointed.

(4)	If desired, insert name and address of an alternate proxy, should the initial appointee be unable to attend the meeting.

If the Chairperson of the meeting (the “Chairperson”) is appointed as proxy and no voting instructions are given, the following is a statement of the Chairperson’s voting intentions in relation to undirected proxies:

The Chairperson intends to vote in favor of the resolutions.

Please indicate with a tick mark in the spaces opposite to each resolution how you wish the proxy to vote on your behalf. In the absence of any such indication, the proxy may vote for or against the resolutions or may abstain at his/her discretion. Your proxy will also be entitled to vote at his/her discretion on any resolution properly put to the meeting pursuant to the other items of business referred to in the notice convening the meeting.

The Board of Directors recommends that you vote “FOR” each proposal

Resolutions

1.	Re-election of Zhaohui Deng as a Director of the Company

“It is resolved as an Ordinary Resolution that Zhaohui Deng be re-elected as a director of the Company to hold office until the next annual general meeting or until his successor is duly elected and qualified.”

	☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	Re-election of Erke Huang as a Director of the Company

“It is resolved as an Ordinary Resolution that Erke Huang be re-elected as a director of the Company to hold office until the next annual general meeting or until his successor is duly elected and qualified.”

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Re-election of Ichi Shih as a Director of the Company

“It is resolved as an Ordinary Resolution that Ichi Shih be re-elected as a director of the Company to hold office until the next annual general meeting or until her successor is duly elected and qualified.”

	☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	Re-election of Amanda Cassatt as a Director of the Company

“It is resolved as an Ordinary Resolution that Amanda Cassatt be re-elected as a director of the Company to hold office until the next annual general meeting or until her successor is duly elected and qualified.”

	☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	Re-election of Brock Pierce as a Director of the Company

“It is resolved as an Ordinary Resolution that Brock Pierce be re-elected as a director of the Company to hold office until the next annual general meeting or until his successor is duly elected and qualified.”

	☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	Approval of a special resolution to adopt amended and restated articles of association of the Company that reflect changes to the quorum threshold for general meetings

“It is hereby resolved, as a Special Resolution, that with immediate effect, the Company adopt amended and restated articles of association, in the form attached to the notice of meeting and proxy statement delivered to shareholders and dated June [●], in substitution for, and to the exclusion of, the Company’s existing articles of association.”

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Approval of an Ordinary Resolution to approve the Company’s 2026 Omnibus Equity Incentive Plan.

“It is hereby resolved as an Ordinary Resolution that shareholders of the Company hereby approve the Company’s 2026 Omnibus Equity Incentive Plan.”

	☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	Approval of an Ordinary Resolution to ratify the appointment of the Company’s independent registered public accounting firm,

“It is resolved as an Ordinary Resolution that that the appointment of Audit Alliance, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, be confirmed, ratified and approved.”

	☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	Approval of Adjournment Proposal.

“It is hereby resolved as an Ordinary Resolution, that the adjournment of the General Meeting to a later date or dates to be determined by the chairman of the General Meeting, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if the Board determines before the General Meeting that it is not necessary or no longer desirable to proceed with the other proposal be confirmed, ratified and approved in all respects.”

	☐ FOR	☐ AGAINST	☐ ABSTAIN

The undersigned acknowledges receipt from the Company before the execution of this Proxy of the Notice of General Meeting of Shareholders, a Proxy Statement for the General Meeting of Shareholders.

Note: Please sign exactly as your name or names appear on this Proxy. If Shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated:

●	If the member or each member is an individual, sign immediately below.

………………………...............	………………………………..
Signature of shareholder	Signature of joint-shareholder, if any

Or

●	If the member is a company, complete the following:

Executed by _________________________________ [Name of member] acting through an authorized

Signatory

Signature of authorized signatory

Print name

Title

Proxy instructions

What happens if you do not follow these instructions?

1	If you do not follow these instructions, any instrument you make appointing a proxy will be invalid.

Eligible Shareholders

2	If you are a Shareholder entitled to attend and vote at this meeting of the Company, you may appoint a proxy to vote on your behalf.

3	A proxy need not be a member of the Company.

If you complete a proxy form, can you still attend and vote at the meeting?

4	Completion of the proxy form does not preclude a member from subsequently attending and voting at the meeting in person if he or she so wishes.

Joint shareholders

5	In the case of jointly held Shares, if more than one joint holder purports to appoint a proxy, only the appointment submitted by the most senior holder will be accepted. For this purpose, seniority will be determined by the order in which the names of the joint holders appear in the register of members (the first-named being the most senior).

How to appoint a proxy

6	If you are an eligible member and a natural person, the appointment of your proxy must be in writing and signed by you or your authorized attorney.

7	If you are an eligible member and a corporation, the appointment of your proxy must be in writing and executed in any of the following ways: (i) under the corporation’s common seal; (ii) not under the corporation’s common seal but otherwise in accordance with its articles of association; or (iii) under the hand of the corporation’s authorized attorney.

8	Despite paragraphs 6 and 7, the Company will accept an electronic record of your proxy if:

(a)	the original is in writing and signed one of the ways referred to those paragraphs; and

(b)	the Company permits receipt of electronic records by giving an electronic address for that purpose.

Delivery of proxy form to Company

9	For an appointment of a proxy to be effective, the proxy form must be received by the Company by 5.30 p.m. (Eastern Time) on July 28, 2026 or 5.00p.m. (Eastern Time) the day before the date of any adjourned meeting.

10	The proxy form may be delivered in either of the following ways:

(a)	In the case of hard-copy documents — they must leave at or send by post to the Company’s registered office or the other place, if any, specified by the Company for the purpose of the meeting.

(b)	In the case of documents comprised in an electronic record — they must be sent to an address specified by the Company for the purpose of receiving electronic records.